EXHIBIT 99.2

EXECUTION COPY

REGIS CORPORATION

MASTER NOTE PURCHASE AGREEMENT

Dated as of March 15, 2005

$400,000,000 Aggregate Principal Amount
Senior Notes Issuable in Series

Initial Issuance of
$30,000,000 4.97% Senior Notes, Series 2005-A, Tranche 1, due March 31, 2013
$70,000,000 5.20% Senior Notes, Series 2005-A, Tranche 2, due March 31, 2015
$70,000,000 Floating Rate Senior Notes, Series 2005-B, Tranche 1, due March 31, 2013
$30,000,000 Floating Rate Senior Notes, Series 2005-B, Tranche 2, due March 31, 2015

Series A, Tranche 1, PPN: 758932 F# 9
Series A, Tranche 2, PPN: 758932 G* 2
Series B, Tranche 1, PPN: 758932 G@ 0
Series B, Tranche 2, PPN: 758932 G# 8

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SCHEDULE A	—	Information Relating to Purchasers
SCHEDULE B	—	Defined Terms

SCHEDULE 4.9	—	Changes in Corporate Structure
SCHEDULE 5.3	—	Disclosure Materials
SCHEDULE 5.4	—	Subsidiaries; Affiliates
SCHEDULE 5.5	—	Financial Statements
SCHEDULE 5.14	—	Use of Proceeds
SCHEDULE 5.15	—	Existing Debt
SCHEDULE 10.4	—	Liens

EXHIBIT 1.1(a)	—	Form of Series 2005-A, Tranche 1, Senior Note
EXHIBIT 1.1(b)	—	Form of Series 2005-A, Tranche 2, Senior Note
EXHIBIT 1.1(c)	—	Form of Series 2005-B, Tranche 1, Senior Note
EXHIBIT 1.1(d)	—	Form of Series 2005-B, Tranche 2, Senior Note
EXHIBIT 1.2	—	Form of Supplement
EXHIBIT 1.3	—	Form of Subsidiary Guaranty
EXHIBIT 4.4(a)	—	Form of Opinion of Counsel for the Company
EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

REGIS CORPORATION
7201 Metro Boulevard
Edina, MN 55439
(952) 947-7777
Fax: (952) 947-7700

$400,000,000 Aggregate Principal Amount
Senior Notes Issuable in Series

$30,000,000 4.97% Senior Notes, Series 2005-A, Tranche 1, due March 31, 2013
$70,000,000 5.20% Senior Notes, Series 2005-A, Tranche 2, due March 31, 2015
$70,000,000 Floating Rate Senior Notes, Series 2005-B, Tranche 1, due March 31, 2013
$30,000,000 Floating Rate Senior Notes, Series 2005-B, Tranche 2, due March 31, 2015

Dated as of March 15, 2005

TO EACH OF THE PURCHASERS LISTED IN THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

          REGIS CORPORATION, a Minnesota corporation (the “Company”), agrees with you as follows:

1. AUTHORIZATION OF NOTES.

1.1. Description of Notes.

          The Company has authorized the issue and sale of: $30,000,000 aggregate principal amount of its 4.97% Senior Notes, Series 2005-A, Tranche 1, due March 31, 2013 (the “Series 2005-A, Tranche 1, Notes”); $70,000,000 aggregate principal amount of its 5.20% Senior Notes, Series 2005-A, Tranche 2, due March 31, 2015 (the “Series 2005-A, Tranche 2, Notes” and together with the Series 2005-A, Tranche 1, Notes, the “Series 2005-A Notes”); $70,000,000 aggregate principal amount of its Floating Rate Senior Notes, Series 2005-B, Tranche 1, due March 31, 2013 (the “Series 2005-B, Tranche 1, Notes”); and $30,000,000 aggregate principal amount of its Floating Rate Senior Notes, Series 2005-B, Tranche 2, due March 31, 2015 (the “Series 2005-B, Tranche 2, Notes” and together with the Series 2005-B, Tranche 1, Notes, the “Series 2005-B Notes”). The Series 2005-A Notes and the Series 2005-B, Notes are referred to collectively as the “Series 2005 Notes”. The Series 2005 Notes shall be substantially in the forms set out in Exhibits 1.1(a), (b), (c) and (d), with such changes therefrom, if any, as may be approved by the Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

1.2. Additional Series of Notes.

          In addition to the issuance and sale of the Series 2005 Notes, the Company may from time to time issue and sell one or more additional series of notes (the “Additional Notes” and together with the Series 2005 Notes, the “Notes,” such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement) pursuant to this Agreement, provided that the aggregate principal amount of all Notes issued pursuant to this Agreement shall not exceed $400,000,000. Each series of Additional Notes will be issued pursuant to a supplement to this Agreement (a “Supplement”) in substantially the form of Exhibit 1.2, and will be subject to the following terms and conditions:

     (a) the designation of each series of Additional Notes shall distinguish such series from the Notes of all other series;

     (b) each series of Additional Notes may consist of different and separate tranches and may differ as to outstanding principal amounts, maturity dates, interest rates and premiums or make-whole amounts, if any, and price and terms of redemption or payment prior to maturity;

     (c) all Notes issued under this Agreement, including pursuant to any Supplement, shall rank pari passu with each other and shall constitute Senior Debt;

     (d) each series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory or optional prepayments, if any, on the dates and with the make-whole amounts, premiums or breakage amounts, if any, as are provided in the Supplement under which such Additional Notes are issued, and shall have such additional or different conditions precedent to closing and such additional or different representations and warranties or, subject to Section 1.2(e), other terms and provisions as shall be specified in such Supplement;

     (e) any additional or more restrictive covenants, Defaults, Events of Default, rights or similar provisions that are added by a Supplement for the benefit of the series of Notes to be issued pursuant to such Supplement shall apply to all outstanding Notes, whether or not the Supplement so provides; and

     (f) except to the extent provided in foregoing clause (d), all of the provisions of this Agreement shall apply to all Additional Notes.

1.3. Subsidiary Guaranty; Release.

     (a) Subsidiary Guaranty. The payment by the Company of all amounts due on or in respect to the Notes and the performance by the Company of its obligations under this Agreement will be guaranteed by each Subsidiary that is or in the future becomes a signatory to the Bank Guaranty, a borrower under the Credit Agreement or a guarantor of any Debt outstanding under the Private Shelf Agreement (individually, a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”) pursuant to the

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Subsidiary Guaranty in substantially the form of the attached Exhibit 1.3 (as it may be amended or supplemented from time to time the “Subsidiary Guaranty”).

     (b) Release of Subsidiary Guaranty. Each holder of a Note acknowledges and agrees that each Subsidiary Guarantor shall be fully released and discharged from the Subsidiary Guaranty, and each holder of a Note fully releases and discharges such Subsidiary Guarantor from the Subsidiary Guaranty, immediately and without any further act, upon such Subsidiary being released and discharged as guarantor under and in respect of the Credit Agreement; provided that (i) no Default or Event of Default exists or will exist immediately following such release and discharge; (ii) if any fee or other consideration is paid or given to any holder of Indebtedness under the Credit Agreement expressly for the purpose of such release, other than consideration of $5,000 or less per holder or the repayment of all or a portion of such Debt under the Credit Agreement, each holder of a Note receives equivalent consideration on a pro rata basis; and (iii) at the time of such release and discharge, the Company delivers to each holder of Notes a certificate of a Responsible Officer certifying that such Subsidiary Guarantor has been or is being released and discharged as a guarantor under and in respect of the Credit Agreement and the matters set forth in clauses (i) and (ii).

1.4.	Floating Interest Rate Provisions for Floating Rate Notes.

     (a) Adjusted LIBOR Rate. “Adjusted LIBOR Rate” means, for each Interest Period, the rate per annum equal to LIBOR for such Interest Period plus the percentage applicable to a series or tranche of floating rate Notes. The percentage applicable to each tranche of Series 2005-B Notes is set forth below:

Series 2005-B Notes	Applicable Percentage
Tranche 1	0.52%
Tranche 2	0.55%

For purposes of determining Adjusted LIBOR Rate, the following terms have the following meanings:

     “LIBOR” means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a 3-month period (or such other period as is specified in the applicable Supplement) that appears on the Bloomberg Financial Markets Service Page BBAM-1 (or if such page is not available, the Reuters Screen LIBO Page) as of 11:00 a.m. (London, England time) on the date two Business Days before the commencement of such Interest Period (or three Business Days before the commencement of the first Interest Period).

     “Reuters Screen LIBO Page” means the display designated as the “LIBO” page on the Reuters Monitory Money Rates Service (or such other page as may replace the LIBO page on that service) or such other service as may be nominated by the British Bankers’ Association as the information vendor for the

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purpose of displaying British Bankers’ Association Interest Settlement Rates for U.S. Dollar deposits.

     (b) Determination of the Adjusted LIBOR Rate. The Adjusted LIBOR Rate shall be determined by the Company, and notice thereof shall be given to the holders of the applicable series or tranche of floating rate Notes, within two Business Days after the beginning of each Interest Period, together with (i) a copy of the relevant screen used for the determination of LIBOR, (ii) a calculation of the Adjusted LIBOR Rate for such Interest Period, (iii) the number of days in such Interest Period, (iv) the date on which interest for such Interest Period will be paid and (v) the amount of interest to be paid to each holder of Notes of such series or tranche on such date. If the holders of a majority in principal amount of the Notes of such series or tranche outstanding do not concur with such determination by the Company, as evidenced by a single written notice delivered to the Company within 10 Business Days after receipt by such holders of the notice delivered by the Company pursuant to the immediately preceding sentence, the determination of the Adjusted LIBOR Rate shall be made by such holders of the Notes, and any such determination made in accordance with the provisions of this Agreement shall be conclusive and binding absent manifest error.

     (c) Interest Period. “Interest Period” means for any series or tranche of floating rate Notes and for any period for which interest is to be calculated or paid, the period commencing on an interest payment date for such series or tranche of floating rate Notes, or on the date of Closing in the case of the first such period, and continuing up to, but not including, the next interest payment date. The interest payment dates for the Series 2005-B Notes are March 31, June 30, September 30 and December 31.

2.	SALE AND PURCHASE OF NOTES.

          Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and each of the other purchasers named in Schedule A (the “Other Purchasers”), and you and the Other Purchasers will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3.	CLOSING.

          The sale and purchase of the Series 2005 Notes to be purchased by you and the Other Purchasers shall occur at the offices of Gardner Carton & Douglas LLP, 191 N. Wacker Drive, Suite 3700, Chicago, Illinois 60606 at 9:00 a.m., Chicago time, at a closing (the “Closing”) on March 31, 2005 or on such other Business Day thereafter on or prior to April 15, 2005 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Series 2005 Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your

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nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 2347093, at LaSalle National Bank, 135 South LaSalle Street, Chicago, IL 60603, ABA #071000505. If at the Closing the Company fails to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.	CONDITIONS TO CLOSING.

          Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1.	Representations and Warranties.

     (a) Representations and Warranties of the Company. The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

     (b) Representations and Warranties of the Subsidiary Guarantors. The representations and warranties of each Subsidiary Guarantor in the Subsidiary Guaranty shall be correct when made and at the time of the Closing.

4.2.	Performance; No Default.

          The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Series 2005 Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Section applied since such date.

4.3.	Compliance Certificates.

     (a) Certificate of Officer of the Company. The Company shall have delivered to you an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

     (b) Certificate of Secretary of the Company. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreement.

     (c) Certificate of Secretary of Each Subsidiary. Each Subsidiary shall have delivered to you a certificate certifying as to the resolutions attached thereto and other

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corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty.

4.4.	Opinions of Counsel.

          You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Eric Bakken, Vice President and General Counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinion to you) and (b) from Gardner Carton & Douglas LLP, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5.	Purchase Permitted By Applicable Law, etc.

          On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer’s Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.	Sale of Other Notes.

          Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7.	Payment of Special Counsel Fees.

          Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of your special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing (such statement to include reasonable detail as to the basis for such fees, charges and disbursements).

4.8.	Private Placement Numbers.

          A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained by Gardner Carton & Douglas LLP for each series or tranche of the Notes.

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4.9.	Changes in Corporate Structure.

          Neither the Company nor any Subsidiary Guarantor shall have changed its jurisdiction of organization or, except as reflected in Schedule 4.9, been a party to any merger or consolidation, or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10.	Subsidiary Guaranty.

          Each Subsidiary Guarantor shall have executed and delivered the Subsidiary Guaranty in favor of you and the Other Purchasers and you shall have received a copy of the executed Subsidiary Guaranty.

4.11.	Intercreditor Agreement.

          You and each of the Other Purchasers shall have become parties to the Intercreditor Agreement.

4.12.	Funding Instructions.

          At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

4.13.	Proceedings and Documents.

          All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to you that:

5.1.	Organization; Power and Authority.

          The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the

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properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2.	Authorization, etc.

          This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          The Subsidiary Guaranty has been duly authorized by all necessary corporate action on the part of each Subsidiary Guarantor and upon execution and delivery thereof will constitute the legal, valid and binding obligation of each Subsidiary Guarantor, enforceable against each Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.	Disclosure.

          The Company, through its agent, Banc of America Securities LLC, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated February 2005 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings identified in Schedule 5.3 delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, in each case, delivered to the Purchasers prior to March 7, 2005 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since June 30, 2004, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth Disclosure Documents.

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5.4.	Organization and Ownership of Shares of Subsidiaries; Affiliates.

     (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of: (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers. Each Subsidiary listed in Schedule 5.4 is designated a Restricted Subsidiary by the Company.

     (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

     (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

     (d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5.	Financial Statements.

          The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

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5.6.	Compliance with Laws, Other Instruments, etc.

          The execution, delivery and performance by the Company of this Agreement, the Intercreditor Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority, including the USA Patriot Act, applicable to the Company or any Subsidiary.

          The execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Subsidiary Guarantor under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which such Subsidiary Guarantor is bound or by which such Subsidiary Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority, including the USA Patriot Act, applicable to such Subsidiary Guarantor.

5.7.	Governmental Authorizations, etc.

          No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the Intercreditor Agreement or the Notes or the execution, delivery or performance by each Subsidiary Guarantor of the Subsidiary Guaranty.

5.8.	Litigation; Observance of Statutes and Orders.

     (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation,

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individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9.	Taxes.

          The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended June 30, 2001.

5.10.	Title to Property; Leases.

          The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11.	Licenses, Permits, etc.

     (a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

     (b) To the best knowledge of the Company, no product of the Company or any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person; and

     (c) To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

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5.12.	Compliance with ERISA.

     (a) The Company and each ERISA Affiliate have operated and administered each Plan (other than Multiemployer Plans) in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

     (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $5,000,000 in the aggregate for all Plans. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

     (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

     (d) The accumulated postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

     (e) The execution and delivery of this Agreement and the issuance and sale of the Series 2005-A Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

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5.13.	Private Offering by the Company.

          Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 50 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

5.14.	Use of Proceeds; Margin Regulations.

          The Company will apply the proceeds of the sale of the Notes for general corporate purposes and to refinance Debt as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15.	Existing Debt.

     (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of December 31, 2004 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

     (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.5.

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5.16.	Foreign Assets Control Regulations, etc.

     (a) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     (b) Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) to the Company’s knowledge, engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

     (c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

5.17.	Status under Certain Statutes.

          Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act, as amended, or the Federal Power Act, as amended.

5.18.	Environmental Matters.

     (a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

     (b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

     (c) Neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

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     (d) All buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.19.	Solvency of Subsidiary Guarantors.

          After giving effect to the transactions contemplated herein and after giving due consideration to any rights of contribution (i) each Subsidiary Guarantor has received fair consideration and reasonably equivalent value for the incurrence of its obligations under the Subsidiary Guaranty, (ii) the fair value of the assets of each Subsidiary Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (iii) each Subsidiary Guarantor is able to and expects to be able to pay its debts as they mature, and (iv) each Subsidiary Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

5.20.	Pari Passu Ranking.

          The obligations of the Company under the Notes rank pari passu in right of payment with all other unsecured Senior Debt (actual or contingent) of the Company, including the unsecured Senior Debt listed in Schedule 5.15.

6.	REPRESENTATIONS OF THE PURCHASERS.

6.1.	Purchase for Investment.

          You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. You represent that you are a Qualified Institutional Buyer or an “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act.

6.2.	Source of Funds.

          You represent that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

     (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of

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Insurance Commissioners (the “NAIC Annual Statement”) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes; or

     (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

     (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1, or (ii) a bank collective investment fund, within the meaning of PTE 91-38 and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes; or

     (d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Part V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d) and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes; or

     (e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV of PTE 96-23 (the “INHAM Exemption”) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in

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Part IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e) and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes; or

     (f) the Source is a governmental plan; or

     (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (g); or

     (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA and from application of Section 4975 of the Code.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.	INFORMATION AS TO COMPANY.

7.1.	Financial and Business Information

          The Company will deliver to each holder of Notes that is an Institutional Investor:

     (a) Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

     (i) consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter,

     (ii) consolidated statements of income of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and

     (iii) consolidated statements of cash flows of the Company and its Subsidiaries for such quarter or (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q

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prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

     (b) Annual Statements — within 105 days after the end of each fiscal year of the Company, duplicate copies of,

     (i) consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

     (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

     (c) Unrestricted Subsidiaries — if, at the time of delivery of any financial statements pursuant to Section 7.1(a) or (b), Unrestricted Subsidiaries account for more than 10% of (i) the consolidated total assets of the Company and its Subsidiaries reflected in the balance sheet included in such financial statements or (ii) the consolidated revenues of the Company and its Subsidiaries reflected in the consolidated statement of income included in such financial statements, an unaudited balance sheet for all Unrestricted Subsidiaries taken as whole as at the end of the fiscal period included in such financial statements and the related unaudited statements of income, stockholders’ equity and cash flows for such Unrestricted Subsidiaries for such period, together with consolidating statements reflecting all eliminations or adjustments necessary to reconcile such group financial statements to the consolidated financial statements of the Company and its Subsidiaries shall be delivered together with the financial statements required pursuant to Sections 7.1(a) and (b);

     (d) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Restricted Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement other than registration statements on Form S-8 (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Restricted

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Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Restricted Subsidiary to the public concerning developments that are Material;

     (e) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

     (f) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

     (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

     (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

     (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

     (g) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

     (h) Supplements — promptly and in any event within 10 Business Days after the execution and delivery of any Supplement, a copy thereof; and

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     (i) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2.	Officer’s Certificate.

          Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or (b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

     (a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.10, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

     (b) Event of Default — a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3.	Visitation.

          The Company will permit the representatives of each holder of Notes that is an Institutional Investor:

     (a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

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     (b) Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances, and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.	PREPAYMENT OF THE NOTES.

8.1.	No Scheduled Prepayments.

          No regularly scheduled prepayments are due on the Series 2005 Notes prior to their stated maturity.

     8.2. Optional Prepayments.

     (a) Fixed Rate Notes. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, one or more series or tranches of fixed rate Notes, including the Series 2005-A Notes, in an amount not less than $2,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of each series or tranche of fixed rate Notes to be prepaid written notice of each optional prepayment under this Section 8.2(a) not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of each series or tranche of fixed rate Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of the series or tranche of fixed rate Notes being prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     (b) Floating Rate Notes. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, either tranche of the Series 2005-B Notes, in an amount not less than $2,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the prepayment premium set forth below, and if such prepayment is to occur on any date other than an interest payment date, the LIBOR Breakage Amount, if any.

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If Prepaid During the Period	Prepayment Premium
April 7, 2005 through March 31, 2006	2.0%
April 1, 2006 through March 31, 2007	1.0%
April 1, 2007 and thereafter	0.0%

The Company will give each holder of each series or tranche of floating rate Notes to be prepaid, including the Series 2005-B Notes, written notice of each optional prepayment under this Section 8.2(b) not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of each series or tranche of floating rate Notes to be prepaid on such date, the principal amount of each floating rate Note held by such holder to be prepaid (determined in accordance with Section 8.3), the interest to be paid on the prepayment date with respect to such principal amount being prepaid and the amount of any prepayment premium and LIBOR Breakage Amount to be paid. The terms on which floating rate Additional Notes may be prepaid at the option of the Company will be set forth in the Supplement pursuant to which such Notes are issued.

8.3.	Allocation of Partial Prepayments.

          In the case of each partial prepayment of Notes of a series or tranche pursuant to Section 8.2(a) or (b), the principal amount of the Notes of the series or tranche to be prepaid shall be allocated among all of the Notes of such series or tranche at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4.	Maturity; Surrender, etc.

          In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any, prepayment premium, if any, and LIBOR Breakage Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, prepayment premium, if any, or LIBOR Breakage Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full, after such payment and upon the written request of the Company, shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.	Purchase of Notes.

          The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any series except upon the payment or prepayment of such series of Notes in accordance with the terms of this Agreement. The Company will promptly cancel all Notes acquired by it or any Affiliate

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pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6.	Make-Whole Amount.

          The term “Make-Whole Amount” means, with respect to any fixed rate Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

     “Called Principal” means, with respect to any fixed rate Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

     “Discounted Value” means, with respect to the Called Principal of any fixed rate Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

     “Reinvestment Yield” means, with respect to the Called Principal of any fixed rate Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as the “PX Screen” on the Bloomberg Financial Market Service (or such other display as may replace the PX Screen on Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

     “Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such

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Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

     “Remaining Scheduled Payments” means, with respect to the Called Principal of any fixed rate Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

     “Settlement Date” means, with respect to the Called Principal of any fixed rate Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

8.7.	LIBOR Breakage Amount.

          The term “LIBOR Breakage Amount” means any loss, cost or expense reasonably incurred by any holder of a floating rate Note as a result of any payment or prepayment of such Note (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise) on a day other than an interest payment date or at scheduled maturity thereof, and any loss or expense arising from the liquidation or reemployment of funds obtained by such holder or from fees payable to terminate the deposits from which such funds were obtained. Any such loss, cost or expense shall be limited to the time period from the date of such prepayment through the earlier of the next interest payment date or the maturity of such floating rate Note. Each holder of a floating rate Note shall determine the LIBOR Breakage Amount with respect to the principal amount of its floating rate Notes then being paid or prepaid (or required to be paid or prepaid) by written notice to the Company setting forth such determination in reasonable detail not less than two Business Days prior to the date of prepayment. Each such determination shall be conclusive absent manifest error.

9.	AFFIRMATIVE COVENANTS.

          The Company covenants that so long as any of the Notes are outstanding:

9.1.	Compliance with Law.

          The Company will, and will cause each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each

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case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2.	Insurance.

          The Company will, and will cause each Restricted Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, except for any non-maintenance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.3.	Maintenance of Properties.

          The Company will and will cause each Restricted Subsidiary to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4.	Payment of Taxes and Claims.

          The Company will, and will cause each Subsidiary to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5.	Corporate Existence, etc.

          Subject to Section 10.7, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.6 and 10.7, inclusive, the

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Company will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

9.6.	Additional Subsidiary Guarantors.

          The Company will cause any Subsidiary that (whether or not required by the terms of the Credit Agreement) is to become a party to, or guarantee, Debt in respect of the Credit Agreement, to enter into the Subsidiary Guaranty concurrently therewith and as a part thereof to deliver to each of the holders:

     (a) a copy of an executed joinder to the Subsidiary Guaranty;

     (b) a certificate signed by a Responsible Officer of the Company confirming the accuracy of the representations and warranties in Sections 5.2, 5.6, 5.7 and 5.19, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable; and

     (c) if a comparable opinion is required by the Banks, an opinion of counsel (who may be counsel for the Company) reasonably satisfactory to the Required Holders addressed to each holder of the Notes to the effect that the Subsidiary Guaranty of such Person has been duly authorized, executed and delivered and that the Subsidiary Guaranty constitutes the legal, valid and binding contract and agreement of such Person enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

9.7.	Ranking.

          The Debt evidenced by the Notes will at all times rank at least pari passu with all of the Company’s outstanding unsecured Senior Debt.

9.8.	Books and Records.

          The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP (or, in the case of foreign Subsidiaries, other applicable accounting principles) and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

10.	NEGATIVE COVENANTS.

          The Company covenants that so long as any of the Notes are outstanding:

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10.1.	Consolidated Net Worth.

          The Company will not permit Consolidated Net Worth to be less than $600,000,000 at any time.

10.2.	Consolidated Net Debt.

          The Company will not permit the ratio of Consolidated Net Debt (as of the last day of the most recently completed fiscal quarter) to Consolidated EBITDA (for the Company’s then most recently completed four fiscal quarters) to be greater than 3.00 to 1.00 at any time. If, during the period for which Consolidated EBITDA is being calculated, the Company or a Restricted Subsidiary has (i) acquired one or more Persons (or the assets thereof) or (ii) disposed of one or more Restricted Subsidiaries (or substantially all of the assets thereof), Consolidated EBITDA shall be calculated on a pro forma basis as if all of such acquisitions (other than acquisitions by or resulting in Unrestricted Subsidiaries) and all such dispositions had occurred on the first day of such period.

10.3.	Fixed Charge Coverage.

          The Company will not permit the ratio (calculated as of the end of each fiscal quarter) of Consolidated EBITDAR to Consolidated Fixed Charges for the period of four quarters ending as of each fiscal quarter to be less than 1.50 to 1.00.

10.4.	Priority Debt.

          The Company will not permit Priority Debt at any time to exceed 20% of Consolidated Net Worth (as of the end of the most recently completed fiscal quarter).

10.5.	Liens.

          The Company will not, and will not permit any Restricted Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired, except:

     (a) Liens for taxes, assessments or governmental charges not then due and delinquent or the nonpayment of which is permitted by Section 9.4;

     (b) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords’, lessors’, carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens) and Liens to secure the performance of bids, tenders, leases or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money;

     (c) any attachment or judgment Lien, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed

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pending appeal, or has not been discharged within 60 days after the expiration of any such stay;

     (d) Liens securing Debt of a Restricted Subsidiary to the Company or to a Wholly Owned Restricted Subsidiary;

     (e) Liens securing Debt existing on property or assets of the Company or any Restricted Subsidiary as of the date of this Agreement that are described in Schedule 10.4;

     (f) encumbrances in the nature of leases, subleases, zoning restrictions, easements, rights of way, minor survey exceptions and other rights and restrictions of record on the use of real property and defects in title arising or incurred in the ordinary course of business, which, individually and in the aggregate, do not materially impair the use or value of the property or assets subject thereto or which relate only to assets that in the aggregate are not material;

     (g) Liens (i) existing on property at the time of its acquisition by the Company or a Restricted Subsidiary and not created in contemplation thereof, whether or not the Debt secured by such Lien is assumed by the Company or a Restricted Subsidiary; or (ii) on property created contemporaneously with its acquisition or within 365 days of the acquisition or completion of construction thereof to secure or provide for all or a portion of the purchase price or cost of construction of such property after the date of Closing; or (iii) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Restricted Subsidiary of, or substantially all of its assets are acquired by, the Company or a Restricted Subsidiary and not created in contemplation thereof; provided that in the case of clauses (i), (ii) and (iii) such Liens do not extend to additional property of the Company or any Restricted Subsidiary (other than property that is an improvement to or is acquired for specific use in connection with the subject property) and, in the case of clause (ii) only, that the aggregate principal amount of Debt secured by each such Lien does not exceed the lesser of cost of acquisition or construction or the fair market value (determined in good faith by one or more officers of the Company to whom authority to enter into the transaction has been delegated by the board of directors of the Company) of the property subject thereto;

     (h) Liens resulting from extensions, renewals or replacements of Liens permitted by paragraphs (e) and (g), provided that (i) there is no increase in the principal amount or decrease in maturity of the Debt secured thereby at the time of such extension, renewal or replacement, (ii) any new Lien attaches only to the same property theretofore subject to such earlier Lien and (iii) immediately after such extension, renewal or replacement no Default or Event of Default would exist; and

     (i) Liens securing Debt not otherwise permitted by paragraphs (a) through (h) above, provided that Priority Debt does not at any time exceed 20% of Consolidated Net Worth (as of the end of the most recently ended fiscal quarter).

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10.6.	Sale of Assets.

          Except as permitted by Section 10.7, the Company will not, and will not permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a “Disposition”), any assets, including capital stock of Restricted Subsidiaries, in one or a series of transactions, to any Person, other than:

     (a) Dispositions in the ordinary course of business;

     (b) Dispositions by the Company to a Wholly Owned Restricted Subsidiary or by a Restricted Subsidiary to the Company or a Wholly Owned Restricted Subsidiary; or

     (c) Dispositions not otherwise permitted by Section 10.6(a) or (b), provided that:

     (i) each such Disposition is made in an arm’s length transaction for a consideration at least equal to the fair market value of the property subject thereto;

     (ii) the aggregate net book value of all assets disposed of in any period of 365 consecutive days pursuant to this Section 10.6(c) does not exceed 10% of Consolidated Total Assets as of the end of the immediately preceding fiscal quarter; and

     (iii) at the time of such Disposition and after giving effect thereto no Default or Event of Default shall have occurred and be continuing.

Notwithstanding the foregoing, the Company may, or may permit any Restricted Subsidiary to, make a Disposition and the assets subject to such Disposition shall not be subject to or included in the foregoing limitation and computation contained in Section 10.6(c)(ii) of the preceding sentence to the extent that (i) each such Disposition is for a consideration at least equal to the fair market value of the property subject thereto, and (ii) the net proceeds from such Disposition are within 365 days of such Disposition (A) reinvested in productive assets used or useful in carrying on the business of the Company and its Restricted Subsidiaries or (B) applied to the payment or prepayment of any outstanding Debt of the Company or any Restricted Subsidiary that is pari passu with or senior to the Notes, including the Notes. Any prepayment of Notes pursuant to this Section 10.6 shall be in accordance with Sections 8.2 and 8.3, without regard to the minimum prepayment requirements of Section 8.2.

10.7.	Mergers, Consolidations, etc.

          The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that:

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     (a) the Company may consolidate or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that:

     (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Company as an entirety, as the case may be, is a solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation (y) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (z) shall have caused to be delivered to each holder of any Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

     (ii) immediately before and after giving effect to such transaction, no Default or Event of Default shall exist; and

     (b) Any Restricted Subsidiary may (x) merge into the Company (provided that the Company is the surviving corporation) or a Wholly Owned Restricted Subsidiary or (y) sell, transfer or lease all or any part of its assets to the Company or a Wholly Owned Restricted Subsidiary, or (z) merge or consolidate with, or sell, transfer or lease all or substantially all of its assets to, any Person in a transaction that is permitted by Section 10.6 or, as a result of which, such Person becomes a Restricted Subsidiary; provided in each instance set forth in clauses (x) through (z) that, immediately before and after giving effect thereto, there shall exist no Default or Event of Default;

No such conveyance, transfer, sale or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.7 from its liability under this Agreement or the Notes.

10.8.	Disposition of Stock of Restricted Subsidiaries.

     (a) The Company will not permit any Restricted Subsidiary to issue its capital stock, or any warrants, rights or options to purchase, or securities convertible into or exchangeable for, such capital stock, to any Person other than the Company or a Wholly Owned Restricted Subsidiary, except (i) for directors’ qualifying shares or (ii) to satisfy local ownership requirements.

     (b) The Company will not, and will not permit any Restricted Subsidiary to, sell, transfer or otherwise dispose of any shares of capital stock of a Restricted Subsidiary if such sale would be prohibited by Section 10.6, except (i) for directors’ qualifying shares or (ii) to satisfy local ownership requirements.

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     (c) If a Restricted Subsidiary at any time ceases to be such as a result of a sale or issuance of its capital stock, any Liens on property of the Company or any other Restricted Subsidiary securing Debt owed to such Restricted Subsidiary, which is not contemporaneously repaid, together with such Debt, shall be deemed to have been incurred by the Company or such other Restricted Subsidiary, as the case may be, at the time such Restricted Subsidiary ceases to be a Restricted Subsidiary.

10.9.	Designation of Restricted and Unrestricted Subsidiaries.

          The Company may designate any Restricted Subsidiary as an Unrestricted Subsidiary and any Unrestricted Subsidiary as a Restricted Subsidiary; provided that,

     (a) if such Subsidiary initially is designated a Restricted Subsidiary, then such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary and such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary, but no further changes in designation may be made;

     (b) if such Subsidiary initially is designated an Unrestricted Subsidiary, then such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary and such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary, but no further changes in designation may be made;

     (c) the Company may not designate a Restricted Subsidiary as an Unrestricted Subsidiary unless: (i) such Restricted Subsidiary does not own, directly or indirectly, any Debt or capital stock of the Company or any other Restricted Subsidiary, (ii) such designation, considered as a sale of assets, is permitted pursuant to Sections 10.6 and 10.7, (iii) immediately before and after such designation there exists no Default or Event of Default; and

     (d) a Subsidiary Guarantor may not be designated an Unrestricted Subsidiary.

10.10.	Transactions with Affiliates.

          The Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except in the ordinary course of the Company’s or such Restricted Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

11.	EVENTS OF DEFAULT.

          An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

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     (a) the Company defaults in the payment of any principal, Make-Whole Amount, if any, prepayment premium, if any, or LBOR Breakage amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

     (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

     (c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(e) or Sections 10.1 through 10.10; or

     (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

     (e) any representation or warranty made in writing by or on behalf of the Company or any Subsidiary Guarantor or by any officer of the Company or a Subsidiary Guarantor in this Agreement, the Subsidiary Guaranty or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

     (f) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest (in an amount of at least $100,000) on any Debt that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt that is outstanding in an aggregate principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), the Company or any Restricted Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000; or

     (g) the Company or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with

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respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

     (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Material Subsidiary, or any such petition shall be filed against the Company or any Material Subsidiary and such petition shall not be dismissed within 60 days; or

     (i) a final judgment or judgments for the payment of money aggregating at least $10,000,000 are rendered against one or more of the Company and its Restricted Subsidiaries, which judgments are not, within 60 days after entry thereof, bonded, discharged, dismissed or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

     (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans determined in accordance with Title IV of ERISA, shall be at least $5,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

     (k) the Subsidiary Guaranty ceases to be in full force and effect as a result of acts taken by the Company or any Subsidiary Guarantor (except as provided in Section 1.3(b)) or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder.

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As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.	REMEDIES ON DEFAULT, ETC.

12.1.	Acceleration.

     (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

     (b) If any other Event of Default has occurred and is continuing, holders of a majority or more in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

     (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

          Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (w) all accrued and unpaid interest thereon, (x) any applicable Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), (y) any applicable prepayment premium (to the full extent permitted by applicable law), and (z) any LIBOR Breakage Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount, prepayment premium or LIBOR Breakage Amount by the Company, if any, in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.	Other Remedies.

          If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an

34

injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. Rescission.

          At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of more than 50% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and any applicable Make-Whole Amount, prepayment premium and LIBOR Breakage Amount on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and any Make-Whole Amount, prepayment premium and LIBOR Breakage Amount and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4. No Waivers or Election of Remedies, Expenses, etc.

          No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1. Registration of Notes.

          The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

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13.2. Transfer and Exchange of Notes.

          Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series and tranche in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1.1(a) or 1(b), as appropriate. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3. Replacement of Notes.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

     (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another Institutional Investor holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

     (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series and tranche, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14. PAYMENTS ON NOTES.

14.1. Place of Payment.

          Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, prepayment premium, if any, LIBOR Breakage Amount, if any, and interest becoming due and

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payable on the Notes shall be made in Chicago, Illinois at the principal office of Bank of America in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2. Home Office Payment.

          So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, prepayment premium, if any, LIBOR Breakage Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15. EXPENSES, ETC.

15.1. Transaction Expenses.

          Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys’ fees of a single special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, the Intercreditor Agreement or the Subsidiary Guaranty (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, the Intercreditor Agreement or the Subsidiary Guaranty or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Intercreditor Agreement or the Subsidiary Guaranty, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company’s obligation to pay any costs and expenses pursuant to this Section 15.1 shall be conditioned upon its receipt of an invoice therefor (such invoice to

37

include reasonable detail as to the basis for such costs and expenses). The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2. Survival.

          The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

          All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17. AMENDMENT AND WAIVER.

17.1. Requirements.

          This Agreement, the Notes and the Subsidiary Guaranty may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company (and the Subsidiary Guarantors, in the case of the Subsidiary Guaranty) and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount or any prepayment premium or LIBOR Breakage Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2. Solicitation of Holders of Notes.

     (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information,

38

sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

     (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3. Binding Effect, etc.

          Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” or “the Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4. Notes held by Company, etc.

          Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18. NOTICES.

          All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

39

     (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

     (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

     (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19. REPRODUCTION OF DOCUMENTS.

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20. CONFIDENTIAL INFORMATION.

          For the purposes of this Section 20, “Confidential Information” means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes),

40

(ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21. SUBSTITUTION OF PURCHASER.

          You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement. Notwithstanding anything to the contrary in this Section 21, if you substitute an Affiliate as the purchaser of the Notes that you have agreed to purchase hereunder, and such Affiliates breaches its obligation to purchase such Notes, you shall remain liable to purchase such Notes to the same extent as if such substitution had not occurred

41

22. MISCELLANEOUS.

22.1. Successors and Assigns.

          All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2. Payments Due on Non-Business Days.

          Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount, prepayment premium or LIBOR Breakage Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day, provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

22.3. Accounting Terms.

          All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.

22.4. Severability.

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.5. Construction.

          Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

42

          For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

22.6. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.7. Governing Law.

          This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

22.8. Jurisdiction and Process; Waiver of Jury Trial.

     (a) The Company irrevocably submits to the non-exclusive jurisdiction of any Illinois State or federal court sitting in Illinois over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     (b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

     (c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

43

     (d) THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

44

          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

Very truly yours,

REGIS CORPORATION

By:

Name:
Title:

The foregoing is agreed
to as of the date thereof.

ALLSTATE INSURANCE COMPANY

By:

Name:

By:

Name:

Authorized Signatories

ALLSTATE LIFE INSURANCE COMPANY

By:

Name:

By:

Name:

Authorized Signatories

TRANSAMERICA LIFE INSURANCE
AND ANNUITY COMPANY

By:

Name:

Title:

MONUMENTAL LIFE INSURANCE COMPANY

By:

Name:

Title:

ING USA ANNUITY AND LIFE INSURANCE COMPANY
By: ING Investment Management LLC, as Agent

By:

Name:

Title:

RELIASTAR LIFE INSURANCE COMPANY
By: ING Investment Management LLC, as Agent

By:

Name:

Title:

ING LIFE INSURANCE AND ANNUITY COMPANY
By: ING Investment Management LLC, as Agent

By:

Name:

Title:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By: CIGNA Investments, Inc. as Authorized Agent

By:

Name:

Title:

CIGNA LIFE INSURANCE COMPANY OF NEW YORK
By: CIGNA Investments, Inc. as Authorized Agent

By:

Name:

Title:

LIFE INSURANCE COMPANY OF NORTH AMERICA
By: CIGNA Investments, Inc. as Authorized Agent

By:

Name:

Title:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:

Name:

Title:

PPM AMERICA, INC., as attorney in fact,
on behalf of JACKSON NATIONAL LIFE
INSURANCE COMPANY

By:

Name:

Title:

SUN LIFE INSURANCE AND ANNUITY
COMPANY OF NEW YORK

By:

Name:

Title:

By:

Name:

Title:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By:

Name:

Title:

By:

Name:

Title:

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:

Name:

Title:

AMERICAN FAMILY LIFE INSURANCE COMPANY

By:

Name: Phillip Hannifan
Title: Investment Director

AMERITAS LIFE INSURANCE CORP.
By: Ameritas Investment Advisors Inc., as Agent

By:

Name: Andrew S. White
Title: Vice President – Fixed Income Securities

AMERITAS VARIABLE LIFE INSURANCE COMPANY
By: Ameritas Investment Advisors Inc., as Agent

By:

Name: Andrew S. White
Title: Vice President – Fixed Income Securities

ACACIA LIFE INSURANCE COMPANY
By: Ameritas Investment Advisors Inc., as Agent

By:

Name: Andrew S. White
Title: Vice President – Fixed Income Securities

COUNTRY LIFE INSURANCE COMPANY

By:

Name:

Title:

SECURITY FINANCIAL LIFE INSURANCE CO.

By:

Name:

Title:

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
ALLSTATE INSURANCE COMPANY

Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes
$10,000,000

Register Notes in name of: ALLSTATE INSURANCE COMPANY

(1)	All payments by Fedwire transfer of immediately available funds or ACH payments, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium, in the format as follows:

Bank: Citibank
ABA #: 021000089
Account Name: Allstate Insurance Company Bond Collection Account
Account #: 30546979
Reference: OBI [Insert 9-digit Private Placement No., Credit Name, Coupon, Maturity here],
Payment Due Date (MM/DD/YY) and the type and amount of payment being made.
          For example:
          P___ (Enter “P” and amount of principal being remitted,
          for example, P5000000.00) -
          I___ (Enter “I” and amount of interest being remitted,
for example, I225000.00)

(2)	All notices of scheduled payments and written confirmations of such wire transfers:

Allstate Investments LLC
Investment Operations - Private Placements
3075 Sanders Road, STE G4A
Northbrook, IL 60062-7127
Telephone: (847) 402-6672 Private Placements
Telecopy: (847) 326-7032
E-Mail: PrivateIOD@allstate.com

Schedule A

(3)	All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent by email (PrivateCompliance@allstate.com) or hard copy to:

Allstate Investments LLC Private Placements Department 3075 Sanders Road, STE G5D Northbrook, Illinois 60062-7127 Telephone: (847) 402-7117 Telecopy: (847) 402-3092

(4)	Securities to be delivered to:

Citibank N.A. 333 West 34th Street 3rd Floor Securities Vault New York, NY 10001 Attn: Danny Reyes For Allstate Insurance Company/Safekeeping Account No. 846626

(5)	One set of closing documents and two conformed copies of each of the principal documents to be delivered to:

Peter McElvain Counsel Allstate Investments, LLC 3075 Sanders Road, Suite G5A Northbrook, IL 60062-7127 Fax: 847/402-6639 Email: pmcelvai@allstate.com

(6)	Tax ID No. 36-0719665

Schedule A

INFORMATION RELATING TO PURCHASERS

Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
ALLSTATE LIFE INSURANCE COMPANY

Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes
$20,000,000
$20,000,000

Register Notes in name of: ALLSTATE LIFE INSURANCE COMPANY

(1)	All payments by Fedwire transfer of immediately available funds or ACH payments, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium, in the format as follows:

Bank: Citibank
ABA #: 021000089
Account Name: Allstate Life Insurance Company Collection Account - PP
Account #: 30547007
Reference: OBI [Insert 9-digit Private Placement No., Credit Name, Coupon, Maturity here],
Payment Due Date (MM/DD/YY) and the type and amount of payment being made.
          For example:
          P___ ( Enter “P” and amount of principal being remitted,
          for example, P5000000.00) -
          I___ (Enter “I” and amount of interest being remitted,
for example, I225000.00)

(2)	All notices of scheduled payments and written confirmations of such wire transfers:

Allstate Investments LLC
Investment Operations - Private Placements
3075 Sanders Road, STE G4A
Northbrook, IL 60062-7127
Telephone: (847) 402-6672 Private Placements
Telecopy: (847) 326-7032
E-Mail: PrivateIOD@allstate.com

Schedule A

(3)	All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent by email (PrivateCompliance@allstate.com) or hard copy to:

Allstate Investments LLC Private Placements Department 3075 Sanders Road, STE G5D Northbrook, Illinois 60062-7127 Telephone: (847) 402-7117 Telecopy: (847) 402-3092

(4)	Securities to be delivered to:

Citibank N.A. 333 West 34th Street 3rd Floor Securities Vault New York, NY 10001 Attn: Danny Reyes For Allstate Life Insurance Company/Safekeeping Account No. 846627

(5)	One set of closing documents and two conformed copies of each of the principal documents to be delivered to:

Peter McElvain Counsel Allstate Investments, LLC 3075 Sanders Road, Suite G5A Northbrook, IL 60062-7127 Fax: 847/402-6639 Email: pmcelvai@allstate.com

(6)	Tax ID No. 36-2554642

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY		$7,000,000

Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

(1)	All payments on account of the TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY shall be made by wire transfer of immediately available funds. Wire instructions should include source and application of funds (principal and/or interest amount) along with security/issuer description and CUSIP to:

Boston Safe Deposit Trust ABA# - 011001234 Credit DDA Account # 125261 Attn: MBS Income, cc1253 FFC TALIAC TRAF1506102

(2)	All notices of payments and written confirmations of such wire transfers:

AEGON USA Investment Management, LLC Attn: Custody Operations-Privates 4333 Edgewood Road NE Cedar Rapids, IA 52499-7013 Email: paymentnotifications@aegonusa.com

(3)	Routine correspondence and reporting:

AEGON USA Investment Management, LLC	AEGON USA Investment Management, LLC
Attn: Director of Private Placements	Attn: Lizz Taylor – Private Placements
4333 Edgewood Road N.E.	400 West Market Street
Cedar Rapids, IA 52499-5335	Louisville, KY 40202
Phone: 319-369-2432	Phone: 502-560-2639
Fax: 319-369-2666	Fax: 502-560-2030

Schedule A

(4)	Legal / Closing Documents (one set to each location):

AEGON USA Investment Management, LLC	AEGON USA Investment Management, LLC
Attn: Director of Private Placements	Attn: Paul Houk, Esquire
4333 Edgewood Road N.E.	Investment Legal Department
Cedar Rapids, IA 52499-5335	400 West Market Street, 10th Floor
Louisville, KY 40202

(5)	Tax ID No. 95-6140222

Schedule A

INFORMATION RELATING TO PURCHASERS

Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
MONUMENTAL LIFE INSURANCE COMPANY

Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes
$20,000,000

Register Notes in name of: MONUMENTAL LIFE INSURANCE COMPANY

(1)	All payments on account of the MONUMENTAL LIFE INSURANCE COMPANY shall be made by wire transfer of immediately available funds. Wire instructions should include source and application of funds (principal and/or interest amount) along with security/issuer description and CUSIP to:

Citibank, NA 111 Wall Street New York, NY 10043 ABA # 021-000-089 DDA # 36218394 FFC MonLife Private 851217

(2)	All notices of payments and written confirmations of such wire transfers:

AEGON USA Investment Management, LLC Attn: Custody Operations-Privates 4333 Edgewood Road NE Cedar Rapids, IA 52499-7013 Email: paymentnotifications@aegonusa.com

(3)	Routine correspondence and reporting:

AEGON USA Investment Management, LLC	AEGON USA Investment Management, LLC
Attn: Director of Private Placements	Attn: Lizz Taylor – Private Placements
4333 Edgewood Road N.E.	400 West Market Street
Cedar Rapids, IA 52499-5335	Louisville, KY 40202
Phone: 319-369-2432	Phone: 502-560-2639
Fax: 319-369-2666	Fax: 502-560-2030

Schedule A

(4)	Legal / Closing Documents (one set to each location):

AEGON USA Investment Management, LLC	AEGON USA Investment Management, LLC
Attn: Director of Private Placements	Attn: Paul Houk, Esquire
4333 Edgewood Road N.E.	Investment Legal Department
Cedar Rapids, IA 52499-5335	400 West Market Street, 10th Floor
Louisville, KY 40202

(5)	Tax ID No. 52-0419790

Schedule A

INFORMATION RELATING TO PURCHASERS

Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
ING USA ANNUITY AND LIFE INSURANCE COMPANY		$ 7,000,000
	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: ING USA ANNUITY AND LIFE INSURANCE COMPANY

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York
BFN: IOC 566/INST’L CUSTODY (for scheduled
    principal and interest payments)
ABA#: 021000018
Ref.: ING USA Annuity and Life Insurance Co. -
             Separate Account, Acct. No. 136374
and [insert Cusip No.]

or

BFN: IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)
ABA#: 021000018
Ref.: ING USA Annuity and Life Insurance Co. -
             Separate Account, Acct. No. 136374
and [insert Cusip No.]

Each such wire transfer shall set forth the name of the Issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, GA 30327-4349 Attn: Operations/Settlements Fax: (770) 690-4886

Schedule A

(3)	All other communications:

ING Investment Management LLC 100 Washington Avenue South, Suite 1635 Minneapolis, MN 55401-2121 Attn: Robert Boucher Phone: (612) 342-3371 Fax: (612) 372-5368

with copy to:

ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, GA 30327-4349 Attn: Private Placements Fax: (770) 690-5057

(4)	Note Delivery Instructions:

The Bank of New York One Wall Street Window A - 3rd Floor New York, NY 10286

with copy to:

ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, GA 30327-4349 Attn: Private Placements Fax: (770) 690-5057

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (ING USA SA – Acct. No. 136374).

(5)	Tax ID No. 41-0991508

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
RELIASTAR LIFE INSURANCE COMPANY		$15,000,000

	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: RELIASTAR LIFE INSURANCE COMPANY

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York BFN: IOC 566/INST’L CUSTODY (for scheduled principal and interest payments) ABA#: 021000018 Ref.: ReliaStar Life Insurance Company, Acct. No. 187035 and [insert Cusip No.]

or

BFN: IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest) ABA#: 021000018 Ref.: ReliaStar Life Insurance Company, Acct. No. 187035 and [insert Cusip No.]

Each such wire transfer shall set forth the name of the Issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, GA 30327-4349 Attn: Operations/Settlements Fax: (770) 690-4886

Schedule A

(3)	All other communications:

ING Investment Management LLC 100 Washington Avenue South, Suite 1635 Minneapolis, MN 55401-2121 Attn: Robert Boucher Phone: (612) 342-3371 Fax: (612) 372-5368

with copy to:

ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, GA 30327-4349 Attn: Private Placements Fax: (770) 690-5057

(4)	Note Delivery Instructions:

The Bank of New York One Wall Street Window A - 3rd Floor New York, NY 10286

with copy to:

ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, GA 30327-4349 Attn: Private Placements Fax: (770) 690-5057

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (RLI – Acct. No. 187035).

(5)	Tax ID No. 41-0451140

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
ING LIFE INSURANCE AND ANNUITY COMPANY		$3,000,000

	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: ING LIFE INSURANCE AND ANNUITY COMPANY

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York
ABA#: 021000018
BFN: IOC 566 (for scheduled principal
and interest payments)
Attn: P&I Department
Ref.: ING Life Insurance and Annuity Company,
Acct. No. 216101 and [insert Cusip No.]

or

BFN: IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest) Attn: P&I Department Ref.: ING Life Insurance and Annuity Company, Acct. No. 216101 and [insert Cusip No.]

Each such wire transfer shall set forth the name of the Issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	All notices of payments and written confirmations of such wire transfers:

ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, GA 30327-4349 Attn: Operations/Settlements Fax: (770) 690-4886

Schedule A

(3)	All other communications:

ING Investment Management LLC 100 Washington Avenue South, Suite 1635 Minneapolis, MN 55401-2121 Attn: Robert Boucher Phone: (612) 342-3371 Fax: (612) 372-5368

with copy to:

ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, GA 30327-4349 Attn: Private Placements Fax: (770) 690-5057

(4)	Note Delivery Instructions:

The Bank of New York One Wall Street Window A - 3rd Floor New York, NY 10286

with copy to:

ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, GA 30327-4349 Attn: Private Placements Fax: (770) 690-5057

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (ALA – Acct. No. 216101).

(5)	Tax ID No. 71-0294708

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
RELIASTAR LIFE INSURANCE COMPANY	$1,300,000	$15,000,000
	$3,000,000
	$3,000,000
	$2,000,000

	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: CIG & CO.

(1)	All payments by wire transfer of immediately available funds to:

J.P. Morgan Chase Bank BNF=CIGNA Private Placements/AC=9009001802 ABA #021000021 OBI=[name of company; description of security; interest rate; maturity date; PPN/CUSIP]

(2)	All notices of payments and written confirmations of such wire transfers:

CIG & Co. c/o CIGNA Investments, Inc. Attention: Fixed Income Securities, H16B 280 Trumbull Street Hartford, CT 06103 Fax: 860-727-8024

Copy to:

J.P. Morgan Chase Bank 14201 Dallas Parkway, 13th Floor Dallas, TX 75254 Attention: Heather Frisina Mail Code 300-116 Fax: 469-477-1904

Schedule A

(3)	All other communications:

CIG & Co. c/o CIGNA Investments, Inc. Attention: Fixed Income Securities, H16B 280 Trumbull Street Hartford, CT 06103 Fax: 860-727-8024

(4)	After closing one set of closing documents per entity and four conformed copies should be sent to:

CIGNA Investment Management Private Investments 280 Trumbull Street Hartford, Connecticut 06103 Attention: Operations Group, H16B

(5)	Delivery of Notes, along with transmittal form, to:

J.P. Morgan Chase Bank 4 New York Plaza New York, NY 10004 Attn: John Bouquet

Copy to:

Carol Parsell Cigna Investments, Inc. 280 Trumbull Street Hartford, CT 06103

(6)	Tax ID No. 13-3574027

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
CIGNA LIFE INSURANCE COMPANY OF NEW YORK	$1,300,000	$1,000,000

	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: CIG & CO.

(1)	All payments by wire transfer of immediately available funds to:

J.P. Morgan Chase Bank BNF=CIGNA Private Placements/AC=9009001802 ABA #021000021 OBI=[name of company; description of security; interest rate; maturity date; PPN/CUSIP]

(2)	All notices of payments and written confirmations of such wire transfers:

CIG & Co. c/o CIGNA Investments, Inc. Attention: Fixed Income Securities, H16B 280 Trumbull Street Hartford, CT 06103 Fax: 860-727-8024

Copy to:

J.P. Morgan Chase Bank 14201 Dallas Parkway, 13th Floor Dallas, TX 75254 Attention: Heather Frisina Mail Code 300-116 Fax: 469-477-1904

(3)	All other communications:

CIG & Co. c/o CIGNA Investments, Inc. Attention: Fixed Income Securities, H16B 280 Trumbull Street Hartford, CT 06103 Fax: 860-727-8024

Schedule A

(4)	After closing one set of closing documents per entity and four conformed copies should be sent to:

CIGNA Investment Management Private Investments 280 Trumbull Street Hartford, Connecticut 06103 Attention: Operations Group, H16B

(5)	Delivery of Notes, along with transmittal form, to:

J.P. Morgan Chase Bank 4 New York Plaza New York, NY 10004 Attn: John Bouquet

Copy to:

Carol Parsell Cigna Investments, Inc. 280 Trumbull Street Hartford, CT 06103

(6)	Tax ID No. 13-3574027

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
LIFE INSURANCE COMPANY OF NORTH AMERICA	$6,400,000	$3,000,000

Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: CIG & CO.

(1)	All payments by wire transfer of immediately available funds to:

J.P. Morgan Chase Bank BNF=CIGNA Private Placements/AC=9009001802 ABA #021000021 OBI=[name of company; description of security; interest rate; maturity date; PPN/CUSIP]

(2)	All notices of payments and written confirmations of such wire transfers:

CIG & Co. c/o CIGNA Investments, Inc. Attention: Fixed Income Securities, H16B 280 Trumbull Street Hartford, CT 06103 Fax: 860-727-8024

Copy to:

J.P. Morgan Chase Bank 14201 Dallas Parkway, 13th Floor Dallas, TX 75254 Attention: Heather Frisina Mail Code 300-116 Fax: 469-477-1904

(3)	All other communications:

CIG & Co. c/o CIGNA Investments, Inc. Attention: Fixed Income Securities, H16B 280 Trumbull Street Hartford, CT 06103 Fax: 860-727-8024

Schedule A

(4)	After closing one set of closing documents per entity and four conformed copies should be sent to:

CIGNA Investment Management Private Investments 280 Trumbull Street Hartford, Connecticut 06103 Attention: Operations Group, H16B

(5)	Delivery of Notes, along with transmittal form, to:

J.P. Morgan Chase Bank 4 New York Plaza New York, NY 10004 Attn: John Bouquet

Copy to:

Carol Parsell Cigna Investments, Inc. 280 Trumbull Street Hartford, CT 06103

(6)	Tax ID No. 13-3574027

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA	$10,000,000	$10,000,000

	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

(1)	All payments on or in respect of the Notes shall be made in immediately available funds at the opening of business on the due date by electronic funds transfer through the Automated Clearing House System to:

Chase Manhattan Bank
ABA No. 021-000-021
Account of: Teachers Insurance and Annuity Association of America
Account No.: 900-9-000200
For further Credit to the TIAA Account Number: G07040
Reference: PPN#/Issuer/Mat. Date/Coupon Rate/P&I Breakdown

(2)	Contemporaneous with the above electronic funds transfer, advice setting forth (1) the full name, private placement number and interest rate of the Note, (2) allocation of payment between principal, interest, premium and any special payment; and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered, mailed or faxed to:

Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206
Attention: Securities Accounting Division
Telephone: (212) 916-6004
Fax: (212) 916-6955

(3)	All other communications shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206
Attention: Securities Division/Lisa Ferraro
Telephone: (212) 916-6547 (Telephone Number)
(212) 490-9000 (General Telephone Number)
Fax: (212) 916-6667 (Telecopier Number)

Schedule A

(4)	Tax ID No. 13-1624203

Schedule A

INFORMATION RELATING TO PURCHASERS

Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
JACKSON NATIONAL LIFE INSURANCE COMPANY - GIC ACCOUNT
	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes
$7,500,000

Register Notes in name of: JACKSON NATIONAL LIFE INSURANCE COMPANY

(1)	Please wire all payments as follows. To ensure accurate and timely posting of principal and interest, please include all relevant information on the wire.

The Bank of New York ABA # 021-000-018 BNF Account #: IOC566 FBO: Jackson National Life Ref: CUSIP / PPN, Description, and Breakdown (P&I)

(2)	Original physical notes & certificates should be delivered as follows:

The Bank of New York Special Processing – Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL – JNL GIC, A/C # 187243

(3)	DTC Settlement Instructions:

DTC Participant # 901 Agent Bank # 26500 Institution # 26662 Interested Party # 74323 Account # 187243

(4)	Original documents and copies of notes and certificates, notices, waivers, amendments, consents, and financial information should be sent to:

a)	PPM America, Inc. 225 West Wacker Drive, Suite 1100 Chicago, IL 60606-1228 Attn: Private Placements – Mark Staub Phone: (312) 634-1212, Fax: (312) 634-0054

b)	Jackson National Life Insurance Company 225 West Wacker Drive, Suite 1100 Chicago, IL 60606-1228 Attn: Investment Accounting – Mark Stewart Phone: (312) 338-5832, Fax: (312) 236-5224

Schedule A

(5)	Payment notices should be sent to:

Jackson National Life Insurance Company C/O The Bank of New York Attn: P&I Department P. O. Box 19266 Newark, New Jersey 07195 Phone: (212) 437-3054, Fax: (212) 437-6466

(6)	Tax ID No. 38-1659835

Schedule A

INFORMATION RELATING TO PURCHASERS

Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
JACKSON NATIONAL LIFE INSURANCE COMPANY - ELI ACCOUNT
	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes
$7,500,000

Register Notes in name of: JACKSON NATIONAL LIFE INSURANCE COMPANY

(1)	Please wire all payments as follows. To ensure accurate and timely posting of principal and interest, please include all relevant information on the wire.

The Bank of New York ABA # 021-000-018 BNF Account #: IOC566 FBO: Jackson National Life Ref: CUSIP / PPN, Description, and Breakdown (P&I)

(2)	Original physical notes & certificates should be delivered as follows:

The Bank of New York Special Processing – Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL – JNL ELI, A/C # 187242

(3)	DTC Settlement Instructions:

DTC Participant # 901 Agent Bank # 26500 Institution # 26662 Interested Party # 74323 Account # 187242

(4)	Original documents and copies of notes and certificates, notices, waivers, amendments, consents, and financial information should be sent to:

a)	PPM America, Inc. 225 West Wacker Drive, Suite 1100 Chicago, IL 60606-1228 Attn: Private Placements – Mark Staub Phone: (312) 634-1212, Fax: (312) 634-0054

b)	Jackson National Life Insurance Company 225 West Wacker Drive, Suite 1100 Chicago, IL 60606-1228 Attn: Investment Accounting — Mark Stewart Phone: (312) 338-5832, Fax: (312) 236-5224

Schedule A

(5)	Payment notices should be sent to:

Jackson National Life Insurance Company C/O The Bank of New York Attn: P&I Department P. O. Box 19266 Newark, New Jersey 07195 Phone: (212) 437-3054, Fax: (212) 437-6466

(6)	Tax ID No. 38-1659835

Schedule A

INFORMATION RELATING TO PURCHASERS

Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes
$8,000,000

Register Notes in name of: SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(1)	Wire Transfers of Principal and Interest are to be directed to:

Mellon Bank of New England ABA No.: 011001234 / BOS SAFE DEP DDA No.: 125261 Attention: MBS Income CC 1253 Account Name: Sun Life New York – SUN CAPITAL Account No.: KBLF00020002 RE: Regis Corporation

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds.

(2)	Written notice of each routine payment and any audit confirmation is to be sent to Sun Life at:

One Sun Life Executive Park Wellesley Hills, MA 02481 Attention: Manager, Securities Operations, SC 1395

(3)	All other notices and correspondence, including notices of non-routine payments, are to be forwarded to Sun Life at:

One Sun Life Executive Park Wellesley Hills, MA 02481 Attention: Investment Division/Private Placements, SC 1303

Schedule A

(4)	Signature pages, funding instructions, and closing documents should be forwarded to:

Srbui Seferian, Senior Investment Analyst Sun Life Assurance Company of Canada One Sun Life Executive Park, SC 1303 Wellesley Hills, MA 02481 Telephone: (781) 446-3383 Facsimile: (781) 446-2392

(5)	Delivery of Notes to:

Linda R. Guillette Associate Investment Analyst U.S. Private Placements

(6)	Tax ID No. 04-2845273

Schedule A

INFORMATION RELATING TO PURCHASERS

Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes
$7,000,000

Register Notes in name of: SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(1)	Wire Transfers of Principal and Interest are to be directed to:

Mellon Bank of New England ABA No.: 011001234 / BOS SAFE DEP DDA No.: 125261 Attention: MBS Income CC 1253 Account Name: Sun US – EQUITY INDEX ANNUITIES Account No.: KEYF00310002 RE: Regis Corporation

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds.

(2)	Written notice of each routine payment and any audit confirmation is to be sent to Sun Life at:

One Sun Life Executive Park Wellesley Hills, MA 02481 Attention: Manager, Securities Operations, SC 1395

(3)	All other notices and correspondence, including notices of non-routine payments, are to be forwarded to Sun Life at:

One Sun Life Executive Park Wellesley Hills, MA 02481 Attention: Investment Division/Private Placements, SC 1303

Schedule A

(4)	Signature pages, funding instructions, and closing documents should be forwarded to:

Srbui Seferian, Senior Investment Analyst Sun Life Assurance Company of Canada One Sun Life Executive Park, SC 1303 Wellesley Hills, MA 02481 Telephone: (781) 446-3383 Facsimile: (781) 446-2392

(5)	Delivery of Notes to:

Linda R. Guillette Associate Investment Analyst U.S. Private Placements

(6)	Tax ID No. 04-2461439

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA		$13,000,000

	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

(1)	All payments by wire transfer of immediately available funds to:

JP Morgan Chase FED ABA #021000021 Chase/NYC/CTR/BNF A/C 900-9-000200 Reference A/C #G05978, Guardian Life, CUSIP #___, Regis Corporation

(2)	All notices of payments and written confirmations of such wire transfers:

The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616 Attn: Brian Keating Investment Department 20-D FAX # (212) 919-2658/2656

(3)	All other communications:

The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616 Attn: Brian Keating Investment Department 20-D FAX # (212) 919-2658/2656

(4)	Delivery Notes to:

JP Morgan Chase 4 New York Plaza Ground Floor Receive Window New York, NY 10004 Reference A/C #G05978, Guardian Life

Schedule A

     (5) Tax ID No. 13-5123390

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
AMERICAN FAMILY LIFE INSURANCE COMPANY		$3,000,000

	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: BAND & CO.

(1)	All Payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds. Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate and final maturity date) of the Notes, and the due date and application among principal and interest of the payment being made. Payment shall be made to:

US Bank, N.A.
Trust Services
60 Livingston Ave, St Paul, MN 55107-2292
ABA # 091000022
Beneficiary Account #180183083765
FFC to American Family Trust Account #000018012510 for AFLIC-Universal
Life Portfolio
Credit for CUSIP # ___

(2)	All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, be addressed to:

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, WI 53783-0001 Attn: Investment Division-Private Placements

(3)	All other communications:

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, WI 53783-0001 Attn: Investment Division-Private Placements

Schedule A

(4)	Delivery of Notes:

Send special delivery by overnight carrier to:

US Bank Milwaukee, N.A. Attn: Erika Eckert (MK-LC-1E) Trust Officer, Account Manager 777 E. Wisconsin Ave. Milwaukee, WI 53202

In addition, a specimen copy of the Note should be sent to American Family Life Insurance Company as addressed above.

(5)	Tax ID No. 39-6040365

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
AMERICAN FAMILY LIFE INSURANCE COMPANY		$2,000,000

	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: BAND & CO.

(1)	All Payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds. Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate and final maturity date) of the Notes, and the due date and application among principal and interest of the payment being made. Payment shall be made to:

US Bank, N.A.
Trust Services
60 Livingston Ave, St Paul, MN 55107-2292
ABA # 091000022
Beneficiary Account #180183083765
FFC to American Family Trust Account #000018012800 for AFLIC-Annuities Portfolio
Credit for CUSIP # ___

(2)	All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, be addressed to:

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, WI 53783-0001 Attn: Investment Division-Private Placements

(3)	All other communications:

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, WI 53783-0001 Attn: Investment Division-Private Placements

Schedule A

(4)	Delivery of Notes:

Send special delivery by overnight carrier to:

US Bank Milwaukee, N.A. Attn: Erika Eckert (MK-LC-1E) Trust Officer, Account Manager 777 E. Wisconsin Ave. Milwaukee, WI 53202

In addition, a specimen copy of the Note should be sent to American Family Life Insurance Company as addressed above.

(5)	Tax ID No. 39-6040365

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
AMERITAS LIFE INSURANCE CORP.	$1,000,000	$1,000,000

	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: CHIMEBOARD & CO.

(1)	All payments by wire transfer of immediately available funds to:

State Street Bank & Trust Company
ABA #011-000-028
BNF: Physical Income Account
DDA Clearing Account #00076026
Further Credit - Custody Fund #1EJH for Ameritas Life Insurance Corp.
Reference: CUSIP; Issue name and source/application of funds (P&I, etc.)

(2)	All notices of payments and written confirmations of such wire transfers sent in duplicate to:

State Street Bank		Ameritas Life Insurance Corp.
P. O. Box 5756		Ameritas Investment Advisors Inc.
Boston, MA 02206	AND	390 North Cotner Blvd.
Attn: Michael Rodelle		Lincoln, NE 68505
and		Fax #: (402) 467-6970
For Account of State Street,
#1EJH Ameritas Life Insurance Corp.

(3)	All other communications sent in duplicate to:

State Street Bank		Ameritas Life Insurance Corp.
P. O. Box 5756		Ameritas Investment Advisors Inc.
Boston, MA 02206	AND	390 North Cotner Blvd.
Attn: Michael Rodelle		Lincoln, NE 68505
and		Fax #: (402) 467-6970
For Account of State Street,
#1EJH Ameritas Life Insurance Corp.

Schedule A

(4)	Delivery of certificates by registered mail to:

DTCC/New York Window 55 Water Street New York, NY 10041 Plaza Level - 3rd Floor Attn: Robert Mendez, for the account of State Street, Account #1EJH, Ameritas Life Insurance Corp.

With copy of certificates to:

Jim Mikus Ameritas Investment Advisors Inc. 390 North Cotner Boulevard Lincoln, NE 68505

(5)	Tax ID No. 65-1186912

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
AMERITAS VARIABLE LIFE INSURANCE COMPANY	$1,000,000

	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: CHIMEBELL & CO.

(1)	All payments by wire transfer of immediately available funds to:

     State Street Bank & Trust Company
     ABA #011-000-028
     BNF: Physical Income Account
     DDA Clearing Account #00076026
     Further Credit - Custody Fund #1EJF for Ameritas Variable Life Insurance Company
     Reference: CUSIP; Issue name and source/application of funds (P&I, etc.)

(2)	All notices of payments and written confirmations of such wire transfers sent in duplicate to:

State Street Bank		Ameritas Variable Life Insurance Company
P. O. Box 5756		c/o Ameritas Investment Advisors Inc.
Boston, MA 02206	AND	390 North Cotner Blvd.
Attn: Michael Rodelle		Lincoln, NE 68505
and		Fax #: (402) 467-6970
For Account of State Street,
#1EJF Ameritas Variable Life Insurance Company

(3) All other communications sent in duplicate to:

State Street Bank		Ameritas Variable Life Insurance Company
P. O. Box 5756		c/o Ameritas Investment Advisors Inc.
Boston, MA 02206	AND	390 North Cotner Blvd.
Attn: Michael Rodelle		Lincoln, NE 68505
and		Fax #: (402) 467-6970
For Account of State Street,
#1EJF Ameritas Variable Life Insurance Company

Schedule A

(4)	Delivery of certificates by registered mail to:

DTCC/New York Window 55 Water Street New York, NY 10041 Plaza Level - 3rd Floor Attn: Robert Mendez, for the account of State Street, Account #1EJF, Ameritas Variable Life Insurance Company

With copy of certificates to:

Jim Mikus Ameritas Investment Advisors Inc. 390 North Cotner Boulevard Lincoln, NE 68505

(5)	Tax ID No. 65-1186917

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
RELIASTAR LIFE INSURANCE COMPANY	$1,000,000	$1,000,000

	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: CHIMEBRIDGE & CO.

(1)	All payments by wire transfer of immediately available funds to:

State Street Bank & Trust Company
ABA #011-000-028
BNF: Physical Income Account
DDA Clearing Account #00076026
Further Credit - Custody Fund #1EJP for Acacia Life Insurance Company
Reference: CUSIP; Issue name and source/application of funds (P&I, etc.)

(2)	All notices of payments and written confirmations of such wire transfers sent in duplicate to:

State Street Bank		Acacia Life Insurance Company
P. O. Box 5756		Ameritas Investment Advisors Inc.
Boston, MA 02206	AND	390 North Cotner Blvd.
Attn: Michael Rodelle		Lincoln, NE 68505
and		Fax #: (402) 467-6970
For Account of State Street,
#1EJP Acacia Life Insurance Company

(3)	All other communications sent in duplicate to:

State Street Bank		Acacia Life Insurance Company
P. O. Box 5756		Ameritas Investment Advisors Inc.
Boston, MA 02206	AND	390 North Cotner Blvd.
Attn: Michael Rodelle		Lincoln, NE 68505
and		Fax #: (402) 467-6970
For Account of State Street,
#1EJP Acacia Life Insurance Company

Schedule A

(4)	Delivery of certificates by registered mail to:

DTCC/New York Window 55 Water Street New York, NY 10041 Plaza Level - 3rd Floor Attn: Robert Mendez, for the account of State Street, Account #1EJP, Acacia Life Insurance Company

With copy of certificates to:

Jim Mikus Ameritas Investment Advisors Inc. 390 North Cotner Boulevard Lincoln, NE 68505

(5)	Tax ID No. 65-1186790

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
COUNTRY LIFE INSURANCE COMPANY		$2,000,000

	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: COUNTRY LIFE INSURANCE COMPANY

(1)	All payments by wire transfer of immediately available funds to:

Northern Trust Chgo/Trust ABA Number 071000152 Wire Account Number 5186041000 For Further Credit to: 26-02712 Account Name: Country Life Insurance Company Representing P & I on (list security) [BANK]

Accompanying Information	Name of Company:
Description of Security:
PPN:
Due date and application (as among principal, premium and interest) of the payment being made:

(2)	All notices of payments and written confirmations of such wire transfers:

Country Life Insurance Company Attention: Investment Accounting 1705 N Towanda Avenue Bloomington, IL 61702 Tel: (309) 821-3876 Fax: (309) 821-2800

(3)	All other communications:

Country Life Insurance Company Attention: Investments 1705 N Towanda Avenue Bloomington, IL 61702 Tel: (309) 821-6260 Fax: (309) 821-6301

Schedule A

(4)	Delivery of Notes:

The Northern Trust Company Attn: Wayne Johnson 50 South LaSalle Street BB-7 Chicago, IL 60675

(5)	Tax ID No. 37-0808781

Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series 2005-A, Tranche 1, Notes	Series 2005-A, Tranche 2, Notes
SECURITY FINANCIAL LIFE INSURANCE CO.		$1,000,000

	Series 2005-B, Tranche 1, Notes	Series 2005-B, Tranche 2, Notes

Register Notes in name of: SECURITY FINANCIAL LIFE INSURANCE CO.

(1)	All payments on or in respect of the Notes shall be made by wire transfer of immediately available funds at the opening of business on the due date to:

Union Bank & Trust Company 4732 Calvert Street Lincoln NE 68501-2535 ABA No. 104910795

Account of: Security Financial Life Insurance Co. Account Number: 338 1480

Each such wire transfer shall set forth the name of the issuer, the full title of the Notes (including the rate and final redemption to maturity date) and application of such funds among principle, premium and interest, if applicable.

(2)	All notices of payments and written confirmations of such wire transfers:

Security Financial Life Insurance Co. 4000 Pine Lake Road Lincoln, NE 68516 Attention: Investment Division Fax: (402) 458-2170 Phone: (402) 434-9600

(3)	All other communications:

Security Financial Life Insurance Co. 4000 Pine Lake Road P.O. Box 82248
Lincoln, NE 68501-2248

Schedule A

(4)	Securities should be delivered to:

Security Financial Life Insurance Co. 4000 Pine Lake Road Lincoln, NE 68516 Attention: Svetlana Ungar

(5)	Tax ID No. 47-0293990

Schedule A

SCHEDULE B

DEFINED TERMS

          As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

          “Additional Notes” is defined in Section 1.2.

          “Adjusted LIBOR Rate” is defined in Section 1.4(a).

          “Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

          “Anti-Terrorism Order” means Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)).

          “Bank Guaranty” means the Subsidiary Guaranty dated as of November 12, 2002 of the Subsidiary Guarantors of Debt outstanding under the Credit Agreement, as such Guaranty may be amended, restated or otherwise modified, and any successor thereto.

          “Banks” means the banks party to the Credit Agreement, including Bank of America, N.A., as administrative agent for such banks.

          “Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or New York City are required or authorized to be closed; provided that, if the applicable Business Day relates to the determination of LIBOR, a day on which dealings are also carried on in U.S. dollar deposits in the London interbank market.

          “Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

Schedule B

          “Closing” is defined in Section 3.

          “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

          “Company” means Regis Corporation, a Minnesota corporation.

          “Confidential Information” is defined in Section 20.

          “Consolidated EBITDA” means, for any period, the sum of Consolidated Net Income for such period, plus, to the extent deducted in determining such Consolidated Net Income, (i) federal, state, local and foreign income, value added and similar taxes, (ii) Consolidated Interest Expense, (iii) depreciation and amortization expense and (iv) other non-cash charges.

          “Consolidated EBITDAR” means, for any period, the sum of (i) Consolidated EBITDA for such period and (ii) Rental Expense for such period under all leases other than Capital Leases.

          “Consolidated Fixed Charges” means, for any period, the sum of (i) Rental Expense for such period under all leases other than Capital Leases and (ii) Consolidated Interest Expense for such period.

          “Consolidated Interest Expense” means, for any period, the consolidated interest expense of the Company and its Restricted Subsidiaries for such period determined in accordance with GAAP.

          “Consolidated Net Debt” means, as of any date, outstanding Debt of the Company and its Restricted Subsidiaries as of such date less cash and cash equivalents of the Company and its Restricted Subsidiaries as of such date, each as determined on a consolidated basis in accordance with GAAP.

          “Consolidated Net Income” means, for any period, the net income or loss of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, but in any event excluding extraordinary or nonrecurring gains or losses.

          “Consolidated Net Worth” means, as of any date, the consolidated stockholders’ equity of the Company and its Restricted Subsidiaries as of such date, determined in accordance with GAAP.

          “Consolidated Total Assets” means, as of any date, the assets and properties of the Company and its Restricted Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

          “Credit Agreement” means the Third Amended and Restated Credit Agreement dated as of April 7, 2005 among the Company, Bank of America, N.A., as Administrative Agent,

Schedule B

2

LaSalle Bank National Association, as Co-Administrative Agent and Swing Line Lender, JP Morgan Chase Bank, N.A., as syndication agent, Wachovia Bank, N.A., as documentation agent, and the other financial institutions party thereto, as such agreement may be hereafter amended, modified, restated, supplemented, refinanced, increased or reduced from time to time, and any successor credit agreement or similar facilities.

     “Debt” with respect to any Person means, at any time, without duplication,

     (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock that can be required to be redeemed prior to the maturity of the Notes;

     (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

     (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases; and

     (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

     (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (d) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

          “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

          “Default Rate” means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Bank of America in Chicago, Illinois as its “base” or “prime” rate.

          “Disclosure Documents” is defined in Section 5.3.

          “Disposition” is defined in Section 10.5.

          “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the

Schedule B

3

protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

          “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

          “Event of Default” is defined in Section 11.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          “GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

          “Governmental Authority” means

          (a) the government of

        (i) the United States of America or any State or other political subdivision thereof, or

        (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

     (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

          “Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

     (a) to purchase such indebtedness or obligation or any property constituting security therefor;

     (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

Schedule B

4

     (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

     (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

          “Hazardous Material” means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

          “holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

          “INHAM Exemption” is defined in Section 6.2(e).

          “Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of more than $2,000,000 in aggregate principal amount of the Notes at the time outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

          “Intercreditor Agreement” means the Amended and Restated Intercreditor Agreement dated as of April 7, 2005 among the Revolving Lenders (as defined therein), the Noteholders (as defined therein) and Bank of America, N.A., as Agent for the Revolving Lenders under the Credit Agreement and as Administrative Agent for the Revolving Lenders and the Noteholders.

          “Interest Period” is defined in Section 1.4(c).

          “LIBOR” is defined in Section 1.4(a).

          “LIBOR Breakage Amount” is defined in Section 8.7.

          “Investments” means all investments made, in cash or by delivery of property, directly or indirectly, by any Person, in any other Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, Guaranty, advance, capital contribution or otherwise.

Schedule B

5

          “Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

          “Make-Whole Amount” is defined in Section 8.6.

          “Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole.

          “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the ability of any Subsidiary to perform its obligations under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement (including any Supplement), the Notes or the Subsidiary Guaranty.

          “Material Subsidiary” means any Restricted Subsidiary that accounts for more than (i) 5% of the consolidated assets of the Company and its Restricted Subsidiaries taken as a whole or (ii) 5% of the consolidated revenue of the Company and its Restricted Subsidiaries taken as a whole.

          “Memorandum” is defined in Section 5.3.

          “Moody’s” means Moody’s Investors Service, Inc.

          “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

          “NAIC Annual Statement” is defined in Section 6.2(a).

          “Notes” is defined in Section 1.2.

          “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

          “Other Purchasers” is defined in Section 2.

          “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

Schedule B

6

          “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

          “Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

          “Preferred Stock” means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

          “Priority Debt” means, as of any date, the sum (without duplication) of (a) outstanding unsecured Debt of Restricted Subsidiaries that are not Subsidiary Guarantors (other than (i) Debt owed to the Company or any other Restricted Subsidiary, (ii) Debt of a Person outstanding at the time it becomes a Restricted Subsidiary (other than an Unrestricted Subsidiary that has been redesignated as a Restricted Subsidiary) provided that such Debt was not incurred in contemplation of such Person’s becoming a Restricted Subsidiary and (iii) all Guaranties of Debt of the Company by any Restricted Subsidiary that has also guaranteed the Notes and (b) all Debt of the Company and its Restricted Subsidiaries secured by Liens other than Debt secured by Liens permitted by Sections 10.5(a) through (h).

          “Private Shelf Agreement” means the Amended and Restated Private Shelf Agreement dated as of October 3, 2000 between the Company and the purchasers named therein, as amended by Letter Agreement dated as of May 9, 2002 and Letter Amendment no.2 dated as of February 28, 2003, as such agreement may be amended, restated or otherwise modified, and any successor thereto.

          “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

          “Purchaser” means each purchaser listed in Schedule A.

          “QPAM Exemption” is defined in Section 6.2(d).

          “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

          “Rental Expense” means, for any period, the sum of (i) all store rental payments, (ii) all common area maintenance payments and (iii) all real estate taxes paid by the Company and its Restricted Subsidiaries for such period.

Schedule B

7

          “Required Holders” means, at any time, the holders of at least a majority in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates and any Notes held by Persons who are contractually required to abstain from voting with respect to matters affecting the holders of the Notes).

          “Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

          “Restricted Subsidiary” means any Subsidiary Guarantor and any other Subsidiary (a) of which at least a majority of the voting securities are owned by the Company and/or one or more Wholly Owned Restricted Subsidiaries and (b) that the Company has not designated an Unrestricted Subsidiary by notice in writing given to the holders of the Notes.

          “S&P” means Standard & Poor’s Ratings Group, a division of McGraw Hill, Inc.

          “Securities Act” means the Securities Act of 1933, as amended from time to time.

          “Senior Debt” means, as of the date of any determination thereof, all Consolidated Debt, other than Subordinated Debt.

          “Senior Financial Officer” means the chief financial officer, principal accounting officer, Vice President, Finance, treasurer or comptroller of the Company.

          “Series 2005 Notes” is defined in Section 1.1.

          “Series 2005-A Notes” is defined in Section 1.1.

          “Series 2005-A, Tranche 1, Notes” is defined in Section 1.1.

          “Series 2005-A, Tranche 2, Notes” is defined in Section 1.1.

          “Series 2005-B Notes” is defined in Section 1.1.

          “Series 2005-B, Tranche 1, Notes” is defined in Section 1.1.

          “Series 2005-B, Tranche 2, Notes” is defined in Section 1.1.

          “Source” is defined in Section 6.2.

          “Subordinated Debt” means all unsecured Debt of the Company that contains or has applicable thereto subordination provisions providing for the subordination thereof to other Debt of the Company (including the Notes).

Schedule B

8

          “Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership, limited liability company or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

          “Subsidiary Guarantor” is defined in Section 1.3(a).

          “Subsidiary Guaranty” is defined in Section 1.3(a).

          “Supplement” is defined in Section 1.2.

          “this Agreement” or “the Agreement” is defined in Section 17.3.

          “Unrestricted Subsidiary” means any Subsidiary of the Company that has been so designated by notice in writing given to the holders of the Notes.

          “USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

          “Voting Stock” means the capital stock of any class or classes of a corporation having power under ordinary circumstances to vote for the election of members of the board of directors of such corporation, or person performing similar functions (irrespective of whether or not at the time stock of any of the class or classes shall have or might have special voting power or rights by reason of the happening of any contingency).

          “Wholly Owned Subsidiary” or “Wholly Owned Restricted Subsidiary” mean, at any time, any Subsidiary, or Restricted Subsidiary, as the case may be, 100% of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly Owned Subsidiaries or Wholly Owned Restricted Subsidiaries, as the case may be, at such time.

Schedule B

9

SCHEDULE 4.9

CHANGES IN CORPORATE STRUCTURE

None.

Schedule 4.9

SCHEDULE 5.3

DISCLOSURE MATERIALS

None.

Schedule 5.3

SCHEDULE 5.4

SUBSIDIARIES AND AFFILIATES

Subsidiaries of		% Ownership
Regis Corporation	Jurisdiction	Structure
1. The Barbers, Hairstyling for Men & Women, Inc.	Minnesota	100.00% Regis Corporation
A. WCH, Inc.*	Minnesota	100.00% The Barbers, Hairstyling for
Men & Women, Inc.
1. We Care Hair Realty, Inc.*	Delaware	100.00% WCH, Inc.

2. Supercuts, Inc.	Delaware	100% Regis Corporation
A. Supercuts Corporate Shops, Inc.	Delaware	100% Supercuts, Inc.
B. Super Rico, Inc.	Puerto Rico	100% Supercuts, Inc.
C. Tulsa’s Best Haircut LLC	Oklahoma	50% Supercuts, Inc.

3. RPC Acquisition Corp.	Minnesota	100.00% Regis Corporation

4. Regis Corp.	Minnesota	100.00% Regis Corporation

5. Regis Insurance Group, Inc.	Vermont	100.00% Regis Corporation

6. Trade Secret, Inc.	Colorado	100.00% Regis Corporation

7. Regis, Inc.	Minnesota	100.00% Regis Corporation

8. First Choice Haircutters International Corp.	Delaware	100.00% Regis Corporation

9. Cutco Acquisition Corp.	Minnesota	100.00% Regis Corporation
A. 10 Inactive Subsidiaries *		100.00% Cutco Acquisition Corp.

10. Regis International Ltd.	Minnesota	100.00% Regis Corporation
A. Regis Europe, Ltd *	United Kingdom	100.00% Regis International Ltd
1. Essanelle Ltd *	United Kingdom	100.00% Regis Europe Ltd.
B. Blinkers Group, Ltd	United Kingdom	100.00% Regis International Ltd
1. Blinkers Property, Ltd	United Kingdom	100.00% Blinkers Group, Ltd

Schedule 5.4

Subsidiaries of		% Ownership
Regis Corporation	Jurisdiction	Structure
11. N.A.H.C. Acquisition LLC*	Minnesota	100.00% Regis Corporation

12. Regis Hairstylists, Ltd	Yukon	100.00% Regis Corporation
A. First Choice Haircutters, Ltd	Yukon	100.00% Regis Hairstylists, Ltd
1. First Choice Haircutters Realty, Inc. *	Canada Federal	100.00% First Choice Haircutters, Ltd.
B. Magicuts Zee, Inc.	Yukon	100.00% Regis Hairstylists, Ltd
C. Mission Enterprises, Inc.*	Ontario	100.00% Regis Hairstylists, Ltd

13. Regis Cuts Acquisition Corp.	Nova Scotia	100.00% Regis Corporation

14. Daljit Ltd	Delaware	100.00% Regis Corporation
A. 11 US Subsidiaries in New York City		100.00% Daljit Ltd

15. Mary Lentine School of Hair Design, Inc.	Massachusetts	100.00% Regis Corporation

16. Melrose Beauty Academy, Inc.	Massachusetts	100.00% Regis Corporation

17. 5 Inactive Subsidiaries *	Massachusetts	100.00% Regis Corporation

17. Bernett-Anthony Beauty Corporation	New Jersey	100.00% Regis Corporation

18. Concorde School of Hair Design, Inc.	New Jersey	100.00% Regis Corporation

19. European Academy of Cosmetology, Inc.	New Jersey	100.00% Regis Corporation

20. Accredited School of Cosmetology, Inc.	Minnesota	100.00% Regis Corporation

21. Scot-Lewis School – Crystal, Inc.	Minnesota	100.00% Regis Corporation

22. First Par Management Corp.	Rhode Island	100.00% Regis Corporation
A. Arthur Angelo School of Cosmetology and HairDesign, Inc.	Rhode Island	100.00% First Par Management Corp.

23. Hair Club Group, Inc.	Canada Federal	100.00% Regis Corporation

24. HC (USA), Inc.	Delaware	100.00% Regis Corporation
A. HCM USA, Inc.	Delaware	100.00% HC (USA), Inc.
1. HCM Industries, Inc.	Florida	100.00% HCM USA, Inc.
2. HCM Management LLC	Delaware	100.00% HCM USA, Inc.
3. Hair Club for Men, Ltd., Inc.	Florida	100.00% HCM USA, Inc.
a. HCFM, LLC	Delaware	100.00% Hair Club for Men, Ltd., Inc.

Schedule 5.4

Subsidiaries of		% Ownership
Regis Corporation	Jurisdiction	Structure
b. Hair Club for Men, LLC	Delaware	100.00% Hair Club for Men, Ltd., Inc.
c. Hair Club Management Company, LLC	Delaware	100.00% Hair Club for Men, Ltd., Inc.
d. HCA Advertising Services, Inc.	New York	100.00% Hair Club for Men, Ltd., Inc.
e. Hair Club for Men, Ltd	Delaware	100.00% Hair Club for Men, Ltd., Inc.
f. 3115038 Canada, Inc.	Canada Federal	100.00% Hair Club for Men, Ltd., Inc.
g. Hair Club for Men, Ltd	Illinois	50.00% Hair Club for Men, Ltd., Inc.
h. Hair Club for Men of Milwaukee, Ltd	Wisconsin	50.00% Hair Club for Men, Ltd., Inc.

25. Regis Netherlands, Inc.	Minnesota	100.00% Regis Corporation

26. RHS Netherlands CV	Netherlands	1.00% Regis Corporation
89.00% Regis Netherlands, Inc.
10.00% Regis International Ltd
A. RHS Netherlands Finance B.V.	Netherlands	100.00% RHS Netherlands CV
B. RHS Netherlands Holdings B.V.	Netherlands	100.00% RHS Netherlands CV
1. Supercuts UK Limited	United Kingdom	100.00% RHS Netherlands Holdings BV
a. 37 Inactive Subsidiaries*	United Kingdom	100.00% Supercuts UK Limited
2. RHS France SAS	France	100.00% RHS Netherlands Holdings BV
a. Jean Louis David France SAS	France	100.00% RHS France SAS
i. Jean Louis David France Salons SARL	France	100.00% Jean Louis David France SAS
b. Saint Algue France SAS	France	100.00% RHS France SAS
i. GIE Regis France SARL	France	100.00% Saint Algue France SAS
ii. Saint Algue France Salons SARL	France	100.00% Saint Algue France SAS
iii. KFI SAS	France	100.00% Saint Algue France SAS
A. 15 Subsidiaries	France	100.00% KFI SAS
B. 1 Subsidiary	France	40.00% KFI SAS
iv. RHS Switzerland	Switzerland	100.00% RHS France SAS
3. RHS UK Holdings Ltd	United Kingdom	100.00% RHS Netherlands Holdings BV
a. Haircare Ltd	United Kingdom	100.00% RHS UK Holdings Ltd
i. Haircare Gmbh	Germany	100.00% Haircare Ltd
ii. York Ave Beauty Salons	Canada	50.00% Haircare Ltd
iii. 2 Inactive Subsidiaries*	United Kingdom	100.00% Haircare Ltd
iv. Salon Management Corporation	California	100.00% Haircare Ltd
A. 1 Inactive Subsidiary*	New York	100.00% Salon Management Corporation
4. Regis International Shared Services SAS	France	100.00% RHS Netherlands Holdings BV
C. Gameo International Ltd	Cayman Islands	100.00% RHS Netherlands CV
1. Cleo International SARL	Luxembourg	100.00% Gameo International Ltd
2. Regis International Franchising SARL	Luxembourg	100.00% Gameo International Ltd
a. Bram Franchising	Brazil	100.00% Regis International Franchising SARL
b. Jean Louis David Poland Spzoo	Poland	100.00% Regis International Franchising SARL
c. Regis Holding Spain SL	Spain	100.00% Regis International Franchising SARL

Schedule 5.4

Subsidiaries of		% Ownership
Regis Corporation	Jurisdiction	Structure
i. Regis Hair Salons SL	Spain	100.00% Regis Holding Spain SL
ii. Jean Louis David Spain SL	Spain	100.00% Regis Holding Spain SL
iii. Production Mission SL	Spain	100.00% Regis Holding Spain SL

*Inactive Entities

Schedule 5.4

SCHEDULE 5.5

FINANCIAL STATEMENTS

As provided in the offering memorandum and enclosures:

2Q FY05 10-Q (period ending 12/31/04)
FY 2004 Annual Report
FY 2003 Annual Report
FY 2002 Annual Report
FY 2001 Annual Report
FY 2000 Annual Report

Schedule 5.5

SCHEDULE 5.14

USE OF PROCEEDS

All of the proceeds of the offering will be used to refinance short term LIBOR and prime rate loans, at an interest rate of LIBOR plus 1.125%, under a revolving credit facility.

Schedule 5.14

SCHEDULE 5.15

EXISTING DEBT

As of December 31, 2004

Prudential Term Notes	$203,500,000
Bank of America Private Placement	125,000,000
Salt Lake City Mortgage	10,453,668

Total Long Term Debt		$338,953,668

Revolving Credit Facility		159,280,000
ILC Leases		16,129,727
Other (including acquired)		1,935,715

Schedule 5.15

SCHEDULE 10.5

EXISTING LIENS

Regis Corporation

Regis Corporation and certain Subsidiaries have granted numerous liens in favor of Information Leasing Corporation (a/k/a Information Leasing Corp.) with respect to various salon and warehouse equipment and the Salt Lake Distribution Center. The combined amount outstanding secured by such liens is approximately $28.5 million.

In addition, the following UCC financing statements have been filed with the Minnesota Secretary of State’s office with respect to Regis Corporation:

•	Number 2211705 in favor of Steelcase Financial Services Inc.

•	Number 2298738 in favor of Pitney Bowes Credit Corp.

•	Number 20025242846 in favor of Equilease Financial Services Inc.

•	Number 20036264225 in favor of The Huntington National Bank (as assignee of Information Leasing Corporation)

•	Number 20037146639 in favor of IOS Capital LLC.

•	Number 200410755149 in favor of Weingarten Nostat Inc.

•	Number 200413100402 in favor of Canon Financial Services, Inc.

•	Number 200414190427 in favor of Canon Financial Services, Inc.

•	Number 200514629313 in favor of National City Commercial Capital Corporation.

•	Number 200514714925 in favor of Canon Financial Services, Inc.

•	Number 200514815880 in favor of National City Commercial Capital Corporation.

•	Number 200514994391 in favor of National City Commercial Capital Corporation.

•	Number 200515266638 in favor of National City Commercial Capital Corporation.

•	Number 200515329147 in favor of National City Commercial Capital Corporation.

•	Number 200515509296 in favor of Canon Financial Services, Inc.

The collateral for the Weingarten filing is essentially all assets located at one location, and we believe it secures the obligations under the lease for such premises.

The Huntington filing is as assignee of Information Leasing Corporation.

The National City filings are now part of the Information Leasing Corporation relationship (they are somehow affiliated or may have merged) and are included in the $28.5 million referred to above.

The collateral for all of the other filings are specific equipment provided by such parties, and the aggregate amount owing to all such parties is less than $1 million.

Schedule 10.5

The Barbers, Hairstyling for Men and Women

The following UCC financing statements have been filed with the Minnesota Secretary of State’s office with respect to this entity:

•	Number 20024755905 in favor of Avent Ferry Associates Limited

•	Number 200413993508 in favor of Hippo Partners 04, Ltd.

The collateral for each such filing is essentially all assets located at one location per financing statement, and we believe each secures the obligations of this entity under the lease for such premises.

Supercuts, Inc.

The following UCC financing statements have been filed with the Delaware Secretary of State’s office with respect to this entity:

•	Number 22177664 in favor of Vestar California XXIII, L.L.C.

•	Number 32325234 in favor of Washington Place, LP

•	Number 41569765 in favor of Vestar Arizona XXXI, L.L.C.

•	Number 42955617 in favor of Vestar California XXII, L.L.C.

The collateral for each such filing is essentially all assets located at one location per financing statement, and we believe each secures the obligations of this entity under the lease for such premises.

Trade Secret, Inc.

The following UCC financing statement has been filed with the Colorado Secretary of State’s office with respect to this entity:

•	Number 20042051284 in favor of Vestar California XXIII, L.L.C.

The collateral for this filing is essentially all assets located at one location in Arizona, and we believe it secures the obligations of this entity under the lease for such premises.

Supercuts Corporate Shops, Inc.

The following UCC financing statement has been filed with the Delaware Secretary of State’s office with respect to this entity:

•	Number 23111535 in favor of La Carina Supercuts, Inc.

The collateral for this filing is essentially all assets located at six Supercuts locations, and secures the payment obligation to the franchisee from whom the locations were repurchased. The aggregate amount owning is less than $600,000 and is all due within the next few years.

Schedule 10.5

EXHIBIT 1.1(a)

[FORM OF SERIES 2005-A, TRANCHE 1, NOTE]

REGIS CORPORATION

4.97% SENIOR NOTE, SERIES 2005-A, TRANCHE 1,
DUE MARCH 31, 2013

No. RA1-[___]	[Date]
$[___]	PPN: 758932 F#9

          FOR VALUE RECEIVED, the undersigned, REGIS CORPORATION (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, promises to pay to [   ], or registered assigns, the principal sum of $[   ] on March 31, 2013, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.97% per annum from the date hereof, payable semiannually, on March 31 and September 30 in each year, commencing with the March 31 or September 30 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 6.97% or (ii) 2% over the rate of interest publicly announced by Bank of America in Chicago, Illinois as its “base” or “prime” rate.

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

          This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of March 15, 2005 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

          This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a

Exhibit 1.1(a)

written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

           This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

           Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guarantied pursuant to the terms of a Guaranty dated as of March 15, 2005 of certain Subsidiaries of the Company.*

          This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

REGIS CORPORATION

By:

Name:
Title:

* This paragraph must be removed at such time as there are no Subsidiary Guarantors.

2

Exhibit 1.1(a)

EXHIBIT 1.1(b)

[FORM OF SERIES 2005-A, TRANCHE 2, NOTE]

REGIS CORPORATION

5.20% SENIOR NOTE, SERIES 2005-A, TRANCHE 2,
DUE MARCH 31, 2015

No. RA2-[___]	[Date]
$[___]	PPN: 758932 G*2

          FOR VALUE RECEIVED, the undersigned, REGIS CORPORATION (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, promises to pay to [   ], or registered assigns, the principal sum of $[   ] on March 31, 2015, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.20% per annum from the date hereof, payable semiannually, on March 31 and September 30 in each year, commencing with the March 31 or September 30 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.20% or (ii) 2% over the rate of interest publicly announced by Bank of America in Chicago, Illinois as its “base” or “prime” rate.

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

          This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of March 15, 2005 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

          This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a

Exhibit 1.1(b)

written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

          Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guarantied pursuant to the terms of a Guaranty dated as of March 15, 2005 of certain Subsidiaries of the Company.*

          This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

REGIS CORPORATION

By:

Name:
Title:

* This paragraph must be removed at such time as there are no Subsidiary Guarantors.

2

Exhibit 1.1(b)

EXHIBIT 1.1(c)

[FORM OF SERIES 2005-B, TRANCHE 1, NOTE]

REGIS CORPORATION

FLOATING RATE SENIOR NOTE, SERIES 2005-B, TRANCHE 1,
DUE MARCH 31, 2013

No. RB1-[___]	[Date]
$[___]	PPN: 758932 G@ 0

          FOR VALUE RECEIVED, the undersigned, REGIS CORPORATION (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, promises to pay to [    ], or registered assigns, the principal sum of $[   ] on March 31, 2013, with interest (computed on the basis of a 360-day year and the actual number of days elapsed) (a) on the unpaid principal thereof at a floating rate equal to the Adjusted LIBOR Rate from time to time, payable quarterly on each March 31, June 30, September 30 and December 31, commencing with the March 31, June 30, September 30 or December 31 next succeeding the date hereof, until the principal shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of prepayment premium and any LIBOR Breakage Amount at the Default Rate (as defined in the Note Purchase Agreement referred to below) until paid.

          Payments of principal of, interest on and any prepayment premium or LIBOR Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

          This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of March 15, 2005 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Reference is made to the Note Purchase Agreement for the definitions used herein and the method of calculating the interest and other payments to be made on or in respect of this Note. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

          This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a

Exhibit 1.1(c)

written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable prepayment premium and LIBOR Breakage Amount) and with the effect provided in the Note Purchase Agreement.

          Payment of the principal of, and interest and prepayment premium, if any, and LIBOR Breakage Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guarantied pursuant to the terms of a Guaranty dated as of March 15, 2005 of certain Subsidiaries of the Company.*

          This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

REGIS CORPORATION

By:

Name:
Title:

* This paragraph must be removed at such time as there are no Subsidiary Guarantors.

2

Exhibit 1.1(c)

EXHIBIT 1.1(d)

[FORM OF SERIES 2005-B, TRANCHE 2, NOTE]

REGIS CORPORATION

FLOATING RATE SENIOR NOTE, SERIES 2005-B, TRANCHE 2,
DUE MARCH 31, 2015

No. RB2-[___]	[Date]
$[___]	PPN: 758932 G# 8

          FOR VALUE RECEIVED, the undersigned, REGIS CORPORATION (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, promises to pay to [    ], or registered assigns, the principal sum of $[   ] on March 31, 2015, with interest (computed on the basis of a 360-day year and the actual number of days elapsed) (a) on the unpaid principal thereof at a floating rate equal to the Adjusted LIBOR Rate from time to time, payable quarterly on each March 31, June 30, September 30 and December 31, commencing with the March 31, June 30, September 30 or December 31 next succeeding the date hereof, until the principal shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of prepayment premium and any LIBOR Breakage Amount at the Default Rate until paid.

          Payments of principal of, interest on and any prepayment premium or LIBOR Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

          This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of March 15, 2005 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Reference is made to the Note Purchase Agreement for the definitions used herein and the method of calculating the interest and other payments to be made on or in respect of this Note. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

          This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s

Exhibit 1.1(d)

attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable prepayment premium and LIBOR Breakage Amount) and with the effect provided in the Note Purchase Agreement.

          Payment of the principal of, and interest and prepayment premium, if any, and LIBOR Breakage Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guarantied pursuant to the terms of a Guaranty dated as of March 15, 2005 of certain Subsidiaries of the Company.*

          This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

REGIS CORPORATION

By:

Name:
Title:

* This paragraph must be removed at such time as there are no Subsidiary Guarantors.

2

Exhibit 1.1(d)

EXHIBIT 1.2

REGIS CORPORATION

[          ] SUPPLEMENT TO NOTE PURCHASE AGREEMENT

Dated as of

Re: $                                                             % Senior Notes, Series
due

Exhibit 1.2

REGIS CORPORATION
7201 Metro Boulevard
Edina, MN 55439
(952) 947-7777
Fax: (952) 947-7700

[      ] SUPPLEMENT TO MASTER NOTE PURCHASE
AGREEMENT DATED AS OF MARCH 15, 2005

Dated as of [      ]

TO EACH OF THE PURCHASERS LISTED IN

     THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

     This [Number] Supplement to Note Purchase Agreement (the “Supplement”) is between REGIS CORPORATION, a Minnesota corporation (the “Company”), and the institutional investor[s] named on the attached Schedule A (the “Purchaser[s]”).

     Reference is hereby made to the Note Purchase Agreement dated as of March 15, 2005 (the “Note Purchase Agreement”) between the Company and the purchasers listed on Schedule A thereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Note Purchase Agreement. Reference is further made to Section 1.2 of the Note Purchase Agreement, which provides that each series of Additional Notes will be issued pursuant to a Supplement.

     The Company agrees with the Purchaser[s] as follows:

     1. Authorization of the New Series of Additional Notes. The Company has authorized the issue and sale of $[    ] aggregate principal amount of Notes to be designated as its [    %] [Floating Rate] Senior Notes, Series [    ], due [    ], [    ] (the “Series [    ] Notes”). The Series [    ] Notes, together with the Series 2005 Notes [and the Series [    ] Notes] heretofore issued pursuant to the Note Purchase Agreement and each series of Additional Notes that may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series [    ] Notes shall be substantially in the form set out in Exhibit 1 to this [    ] Supplement, with such changes therefrom, if any, as may be approved by the Purchaser[s] and the Company.

     2. Sale and Purchase of Series [    ] Notes. Subject to the terms and conditions herein and in the Note Purchase Agreement, the Company will issue and sell each Purchaser and

Exhibit 1.2

each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Series [    ] Notes in the principal amount specified opposite such Purchaser’s name in the attached Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers are several and not joint obligations and each Purchaser shall have no liability to any Person for the performance or non-performance by any other Purchaser hereunder.

     3. Closing. The sale and purchase of the Series [    ] Notes to be purchased by the Purchasers shall occur at the offices of [    ] at 9:00 a.m., [    ] time, at a closing (the “Closing”) on [    ], [    ] or on such other Business Day thereafter on or prior to [    ], [    ] as may be agreed upon by the Company and you and the other Purchasers. At the Closing the Company will deliver to you the Series [    ] Notes to be purchased by you in the form of a single Note (or such greater number of Series [    ] Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [    ] at [ Name and Address of Bank], ABA No. [    ]. If at the Closing the Company fails to tender such Series [    ] Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

     4. Conditions to Closing. Each Purchaser’s obligation to purchase and pay for the Series [    ] Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement and to the following additional conditions:

     (a) Except as supplemented, amended or superceded by the representations and warranties set forth in Schedule 4, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

     (b) Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series ___ Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

[Here insert any modifcations to conditions or additional conditions to Closing]

     5. [Here insert special provisions for Series ___ Notes including prepayment provisions applicable to Series ___ Notes (including make-whole amount, premium and breakage amount, if any)].

 2

Exhibit 1.2

     6. Representations of the Purchasers. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series ___ Notes by such Purchaser.

     7. Applicability of Note Purchase Agreement. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

     8. Additional Provisions. [Here insert any additional provisions].

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

REGIS CORPORATION

By:

Name:
Title:

 3

Exhibit 1.2

The foregoing is agreed
to as of the date thereof.

[ADD PURCHASER SIGNATURE BLOCKS]

 4

Exhibit 1.2

CONFIRMATION

     Each of the undersigned acknowledges receipt of the foregoing [  ] Supplement to Note Purchase Agreement dated as of March 15, 2005 and confirms the continuing validity and enforceability against such undersigned of the Security Agreement to which such undersigned is a party.

[ADD SIGNATURE BLOCKS FOR EACH
SUBSIDIARY GUARANTOR]

 5

Exhibit 1.2

Schedule A to
[  ] Supplement

INFORMATION RELATING TO PURCHASERS

Principal Amount of
Name and Address of Purchaser	Series [ ] Notes to be Purchased

Register Notes in name of:

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices of payments and written confirmations of such wire transfers:

(3)	Original notes delivered to:

4)	All other communications:

Tax ID No.

 6

Exhibit 1.2

Schedule 4 to
[   ] Supplement

SUPPLEMENTAL REPRESENTATIONS

     The Company represents and warrants to each Purchaser that, except as hereinafter set forth in this Schedule 4, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series ___ Notes with the same force and effect as if each reference to “Series A Notes” set forth therein was modified to refer to the “Series ___ Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the ___Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement that are supplemented hereby:

     Section 5.3. Disclosure. The Company, through its agent, Banc of America Securities LLC has delivered to each Purchaser a copy of a Private Placement Memorandum, dated ___ (the “Memorandum”), relating to the transactions contemplated by the ___  Supplement. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Restricted Subsidiaries. The Note Purchase Agreement, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreement and the ___ Supplement and the financial statements listed in Schedule 5.5 to the ___ Supplement (the Note Purchase Agreement, the ___ Supplement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since ___, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Restricted Subsidiary, except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

     Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 to the ___ Supplement contains (except as noted therein) complete and correct lists of (i) the Company’s Restricted and Unrestricted Subsidiaries, and showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.

 7

Exhibit 1.2

     Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series ___ Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than [  ] other Institutional Investors, each of which has been offered the Series ___ Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

     Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series ___ Notes to ___ and for general corporate purposes. No part of the proceeds from the sale of the Series ___ Notes pursuant to the ___ Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

     Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 to the ___ Supplement sets forth a complete and correct list of all outstanding Debt of the Company and its Restricted Subsidiaries as of ___, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Restricted Subsidiaries. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

     [Add any additional Sections as appropriate at the time the Series ___ Notes are issued and any exceptions to the representations and warranties]

 8

Exhibit 1.2

Exhibit 1 to
Supplement

FORM OF SERIES [  ] NOTE

 9

Exhibit 1.2

EXHIBIT 1.3

[FORM OF SUBSIDIARY GUARANTY]

     THIS GUARANTY (this “Guaranty”) dated as of March 15, 2005 is made by the undersigned (each, a “Guarantor”), in favor of the holders from time to time of the Notes hereinafter referred to, including each purchaser named in the Note Purchase Agreement hereinafter referred to, and their respective successors and assigns (collectively, the “Holders” and each individually, a “Holder”).

W I T N E S S E T H:

     WHEREAS, REGIS CORPORATION, a Minnesota corporation (the “Company”), and the initial Holders have entered into a Master Note Purchase Agreement dated as of March 15, 2005 (the Master Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the “Note Purchase Agreement”);

     WHEREAS, the Note Purchase Agreement contemplates the issuance by the Company of Notes (as defined in the Note Purchase Agreement) in one or more series and tranches, up to $400,000,000 aggregate principal amount;

     WHEREAS, the Company directly or indirectly owns all or a substantial portion of the issued and outstanding capital stock of each Guarantor and, by virtue of such ownership and otherwise, each Guarantor will derive substantial benefits from the purchase by the Holders of the Company’s Notes;

     WHEREAS, it is a condition precedent to the obligation of the Holders to purchase the Notes that each Guarantor shall have executed and delivered this Guaranty to the Holders; and

     WHEREAS, each Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;

     NOW, THEREFORE, in consideration of the premises and other benefits to each Guarantor, and of the purchase of the Company’s Notes by the Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty as follows:

     SECTION 1. Definitions. Any capitalized terms not otherwise herein defined shall have the meanings attributed to them in the Note Purchase Agreement.

     SECTION 2. Guaranty. Each Guarantor, jointly and severally with each other Guarantor, unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment by the Company of the principal of, make-whole amount, if any, prepayment premium, if any, breakage amount, if any, and interest on, and each other amount due under, the Notes or the Note Purchase Agreement, when and as the same shall become due and payable

Exhibit 1.3

(whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) in accordance with the terms of the Notes and the Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the “Note Documents” and the amounts payable by the Company under the Note Documents, and all other monetary obligations of the Company thereunder (including any attorneys’ fees and expenses), being sometimes collectively hereinafter referred to as the “Obligations”). This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Company or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, each Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company. Each Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel. Notwithstanding the foregoing, the right of recovery against each Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to any Guarantor that entering into this Guaranty would violate Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law, in which case such Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

     SECTION 3. Guarantor’s Obligations Unconditional. The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of each Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim each Guarantor or any other person may have against the Company or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not each Guarantor or the Company shall have any knowledge or notice thereof), including:

     (a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

     (b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

     (c) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Note Documents or any other instrument or

 2

Exhibit 1.3

agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a “Default” or an “Event of Default” under any Note Document;

     (d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

     (e) any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

     (f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company, any Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

     (g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

     (h) any merger or consolidation of the Company or any Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or any Guarantor to any other person;

     (i) any change in the ownership of any shares of capital stock of the Company or any change in the corporate relationship between the Company and any Guarantor, or any termination of such relationship;

     (j) any release or discharge, by operation of law, of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or

     (k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or

 3

Exhibit 1.3

discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against any Guarantor.

     SECTION 4. Full Recourse Obligations. The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

     SECTION 5. Waiver. Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Company of any breach or default by such Guarantor or the Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to or demand of payment from the Company or the Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders, (f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release (other than a release of such Guarantor herefrom pursuant to Section 1.3(b) of the Note Purchase Agreement) or defense of a guarantor or surety (other than the defense of payment) or which might otherwise limit recourse against such Guarantor.

     SECTION 6. Subrogation, Contribution, Reimbursement or Indemnity. Until all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of any of the Holders against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company which may have arisen in connection with this Guaranty. So long as any Obligations remain outstanding, if any amount shall be paid by or on behalf of the Company to any Guarantor on account of any of the rights waived in this Section 6, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders (duly endorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this Section 6 shall survive the term of this Guaranty and the payment in full of the Obligations.

 4

Exhibit 1.3

     SECTION 7. Effect of Bankruptcy Proceedings, etc. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and such Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

     SECTION 8. Term of Agreement. This Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be paid and performed in full and all of the agreements of such Guarantor hereunder shall be duly paid and performed in full; provided that each Guarantor shall be automatically and immediately released herefrom without any further act by any Person as provided in Section 1.3(b) of the Note Purchase Agreement.

     SECTION 9. Representations and Warranties. Each Guarantor represents and warrants to each Holder that:

     (a) such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

     (b) such Guarantor has the requisite power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize its execution, delivery and performance of this Guaranty;

     (c) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

 5

Exhibit 1.3

     (d) the execution, delivery and performance of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under any indenture, mortgage, deed of trust, loan, credit agreement, corporate charter or by-laws, or any other agreement evidencing Debt, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under, any other agreement or instrument to which such Guarantor is bound or by which such Guarantor or any of its properties may be bound or affected, except as could not reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to have a Material Adverse Effect, or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to have a Material Adverse Effect;

     (e) no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty;

     (f) except as disclosed in Section 5.8 of the Note Purchase Agreement, no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of such Guarantor and its Subsidiaries taken as a whole;

     (g) such Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of such Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) such Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) such Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

     SECTION 10. Notices. All notices and communications provided for hereunder shall be in writing and sent (a) by facsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid), addressed (a) if to the Company or any Holder at the address or telecopy number set forth in the Note Purchase Agreement or (b) if to a Guarantor, in care of the Company at the Company’s address or telecopy number set forth in the Note Purchase Agreement, or in each case at such other address or telecopy number as the Company,

 6

Exhibit 1.3

any Holder or such Guarantor shall from time to time designate in writing to the other parties. Any notice so addressed shall be deemed to be given when actually received.

     SECTION 11. Survival. All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

     SECTION 12. Jurisdiction and Process; Waiver of Jury Trial.

     (a) Each Guarantor irrevocably submits to the non exclusive jurisdiction of any Illinois State or federal court sitting in Illinois over any suit, action or proceeding arising out of or relating solely to this Agreement or the Notes. To the fullest extent permitted by applicable law, Each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     (b) The Company consents to process being served in any suit, action or proceeding solely of the nature referred to in Section 12(a) by mailing a copy thereof by registered or certified or priority mail, postage prepaid, return receipt requested, or delivering a copy thereof in the manner for delivery of notices specified in Section 10, to it. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

     (c) Nothing in this Section 12 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

     (d) EACH GUARANTOR WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

     SECTION 13. Miscellaneous. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render

 7

Exhibit 1.3

unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the Required Holders. The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois, including all matters of construction, validity and performance.

 8

Exhibit 1.3

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

TRADE SECRET, INC.
SUPERCUTS, INC.
THE BARBERS, HAIRSTYLING FOR MEN AND WOMEN, INC.
SUPERCUTS CORPORATE SHOPS, INC.
REGIS CORP.
REGIS, INC.
HAIR CLUB FOR MEN, LLC

By:

Name:

Title:

 9

Exhibit 1.3

FORM OF JOINDER TO SUBSIDIARY GUARANTY

     The undersigned (the “Guarantor”), joins in the Subsidiary Guaranty dated as of March 15, 2005 from the Guarantors named therein in favor of the Holders, as defined therein, and agrees to be bound by all of the terms thereof and represents and warrants to the Holders that:

     (a) the Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

     (b) the Guarantor has the requisite power and authority and the legal right to execute and deliver this Joinder to Subsidiary Guaranty (“Joinder”) and to perform its obligations hereunder and under the Subsidiary Guaranty and has taken all necessary action to authorize its execution and delivery of this Joinder and its performance of the Subsidiary Guaranty;

     (c) the Subsidiary Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     (d) the execution, delivery and performance of this Joinder will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under any indenture, mortgage, deed of trust, loan, credit agreement, corporate charter or by-laws, or any other agreement evidencing Debt, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under, any other agreement or instrument to which such Guarantor is bound or by which such Guarantor or any of its properties may be bound or affected, except as could not reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to have a Material Adverse Effect, or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to have a Material Adverse Effect;

     (e) no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Joinder;

 10

Exhibit 1.3

     (f) except as disclosed in writing to the holders, no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its properties or revenues (i) with respect to this Joinder, the Subsidiary Guaranty or any of the transactions contemplated hereby or (ii) that could reasonably be expected to have a material adverse effect on the business, operations or financial condition of the Guarantor and its subsidiaries taken as a whole;

     (g) such Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of such Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) such Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) such Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

Capitalized Terms used but not defined herein have the meanings ascribed in the Subsidiary Guaranty.

          IN WITNESS WHEREOF, the undersigned has caused this Joinder to Subsidiary Guaranty to be duly executed as of ___, ___.

[Name of Guarantor]

By:

Name:

Title:

 11

Exhibit 1.3

EXHIBIT 4.4(a)

FORM OF OPINION COUNSEL
FOR THE COMPANY

     The opinion of Eric Bakken, Vice President and General Counsel for the Company, shall be to the effect that:

     1. Each of the Company and each Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and each has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted, and, in the case of the Company, to enter into and perform the Note Purchase Agreement and to issue and sell the Notes and, in the case of each Subsidiary Guarantor, to enter into and perform the Subsidiary Guaranty.

     2. The Note Purchase Agreement and the Notes have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company and constitute the legal, valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

     3. The Subsidiary Guaranty has been duly authorized by proper corporate action on the part of each Subsidiary Guarantor, has been duly executed and delivered by an authorized officer each such Subsidiary Guarantor and constitutes the legal, valid and binding obligation of each Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

     4. A Minnesota court, or a federal court sitting in Minnesota, would honor the choice of Illinois law to govern the Note Purchase Agreement, the Notes and the Subsidiary Guaranty.

     5. Based on the representations set forth in the Agreement, the offering, sale and delivery of the Notes and delivery of the Subsidiary Guaranty do not require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     6. No authorization, approval or consent of, and no designation, filing, declaration, registration and/or qualification with, any Governmental Authority is necessary or required in

Exhibit 4.4(a)

connection with the execution, delivery and performance by the Company of the Note Purchase Agreement or the offering, issuance and sale by the Company of the Notes, and no authorization, approval or consent of, and no designation, filing, declaration, registration and/or qualification with, any Governmental Authority is necessary or required in connection with the execution, delivery and performance by any Subsidiary Guarantor of the Subsidiary Guaranty.

     7. The issuance and sale of the Notes by the Company, and the execution, delivery and performance by the Company of the terms and conditions of the Notes and the Note Purchase Agreement do not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of the Company or any Subsidiary pursuant to the provisions of (i) the certificate or articles of incorporation or bylaws of the Company or any Subsidiary, (ii) any loan agreement known to such counsel to which the Company or any Subsidiary is a party or by which any of them or their property is bound, (iii) any other agreement or instrument known to such counsel to which the Company or any Subsidiary is a party or by which any of them or their property is bound, (iv) any law (including usury laws) or regulation applicable to the Company, or (v) to the knowledge of such counsel, any order, writ, injunction or decree of any court or Governmental Authority applicable to the Company.

     8. The execution, delivery and performance of the Subsidiary Guaranty will not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of any Subsidiary Guarantor pursuant to the provisions of (i) its certificate or articles of incorporation or by-laws, (ii) any loan agreement known to such counsel to which any Subsidiary Guarantor is a party or by which it or its property is bound, (iii) any other agreement or instrument known to such counsel to which any Subsidiary Guarantor is a party or by which it or its property is bound, (iv) any law or regulation applicable to any Subsidiary Guarantor, or (v) to the knowledge of such counsel, any order, writ, injunction or decree of any court or Governmental Authority applicable to any Subsidiary Guarantor.

     9. There are no actions, suits or proceedings pending, or, to such counsel’s knowledge, threatened against, or affecting the Company or any Subsidiary, at law or in equity or before or by any Governmental Authority, that are likely to result, individually or in the aggregate, in a Material Adverse Effect.

     10. Neither the Company nor any Subsidiary is (i) a “public utility company” or a “holding company,” or a “subsidiary company” of a “holding company,” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, (ii) a “public utility” as defined in the Federal Power Act, as amended, or (iii) an “investment company” or a company “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

     11. The issuance of the Notes and the intended use of the proceeds of the sale of the Notes do not violate or conflict with Regulation U, T or X of the Board of Governors of the Federal Reserve System.

 2

Exhibit 4.4(a)

The opinion of Eric Bakken shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company. The opinion of Eric Bakken may be limited to the laws of the United States of America, the Delaware General Corporation Law and the laws of the State of Minnesota. For purposes of their opinion as to enforceability in paragraphs 2 and 3, Eric Bakken may assume that Minnesota law applies. Such opinion shall state that subsequent transferees and assignees of the Notes may rely thereon.

 3

Exhibit 4.4(a)

EXHIBIT 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS

     The opinion of Gardner Carton & Douglas LLP, special counsel to the Purchasers, shall be to the effect that:

     1. The Company is a corporation organized and validly existing in good standing under the laws of the State of Minnesota, with requisite corporate power and authority to enter into the Agreement and to issue and sell the Notes.

     2. The Agreement and the Notes have been duly authorized, executed and delivered by and constitute the legal, valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

     3. The Subsidiary Guaranty constitutes the legal, valid and binding obligation of each Subsidiary Guarantor, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

     4. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes and delivery of the Subsidiary Guaranty do not require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     5. The issuance and sale of the Notes and compliance with the terms and provisions of the Notes and the Agreement will not conflict with or result in any breach of any of the provisions of the Certificate of Incorporation or By-Laws of the Company.

     6. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Purchase Agreement or the Series 2005-A Notes.

lhe opinion of Gardner Carton & Douglas LLP shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. Such opinion shall state that subsequent transferees and assignees of the Notes may rely thereon. As to matters of Minnesota law, Gardner Carton & Douglas LLP may rely upon the opinion of Eric Bakken.

Exhibit 4.4(b)